Exhibit (b)(2)

Execution Version

FOCUS BRANDS FUNDING LLC,
CARVEL FUNDING LLC and

MCALISTER’S FUNDING LLC,

as Co-Issuers

and

CITIBANK, N.A.,

as Trustee and Series 2017-1 Securities Intermediary

SERIES 2017-1 SUPPLEMENT

Dated as of April 6, 2017

to

BASE INDENTURE

Dated as of April 6, 2017

$200,000,000 Series 2017-1 Variable Funding Senior Notes, Class A-1

$200,000,000 Series 2017-1 3.857% Fixed Rate Senior Secured Notes, Class A-2-I

$400,000,000 Series 2017-1 5.093% Fixed Rate Senior Secured Notes, Class A-2-II

i

ANNEXES

Annex A	Series 2017-1 Supplemental Definitions List

EXHIBITS

Exhibit A-1-1	Form of Series 2017-1 Class A-1 Advance Note
Exhibit A-1-2	Form of Series 2017-1 Class A-1 Swingline Note
Exhibit A-1-3	Form of Series 2017-1 Class A-1 L/C Note
Exhibit A-2-1	Form of Rule 144A Global Series 2017-1 Class A-2 Note
Exhibit A-2-2	Form of Temporary Regulation S Global Series 2017-1 Class A-2 Note
Exhibit A-2-3	Form of Permanent Regulation S Global Series 2017-1 Class A-2 Note
Exhibit B-1	Form of Transferee Certificate — Series 2017-1 Class A-1 Notes
Exhibit B-2	Form of Transferee Certificate — Series 2017-1 Class A-2 Notes, Rule 144A to Temporary Regulation S
Exhibit B-3	Form of Transferee Certificate — Series 2017-1 Class A-2 Notes, Rule 144A to Permanent Regulation S
Exhibit B-4	Form of Transferee Certificate — Series 2017-1 Class A-2 Notes, Regulation S to Rule 144A

ii

SERIES 2017-1 SUPPLEMENT, dated as of April 6, 2017 (this “Series Supplement”), by and among FOCUS BRANDS FUNDING LLC, a Delaware limited liability company (the “Master Issuer”), CARVEL FUNDING LLC, a Delaware limited liability (“Carvel Funding”), MCALISTER’S FUNDING LLC, a Delaware limited liability company (“McAlister’s Funding” and, collectively with the Master Issuer and Carvel Funding, the “Co-Issuers” and each, a “Co-Issuer”), and CITIBANK, N.A., a national banking association, as trustee (in such capacity, the “Trustee”) and as Series 2017-1 Securities Intermediary, to the Base Indenture, dated as of April 6, 2017, by and among the Co-Issuers and Citibank, N.A., as Trustee and as Securities Intermediary (as amended, modified or supplemented from time to time, exclusive of Series Supplements, the “Base Indenture”).

PRELIMINARY STATEMENT

WHEREAS, Sections 2.2 and 13.1 of the Base Indenture provide, among other things, that the Co-Issuers and the Trustee may at any time and from time to time enter into a Series Supplement to the Base Indenture for the purpose of authorizing the issuance of one or more Series of Notes (as defined in Annex A of the Base Indenture) upon satisfaction of the conditions set forth therein; and

WHEREAS, all such conditions have been met for the issuance of the Series of Notes authorized hereunder.

NOW, THEREFORE, the parties hereto agree as follows:

DESIGNATION

There is hereby created a Series of Notes to be issued pursuant to the Base Indenture and this Series Supplement, and such Series of Notes shall be designated as the Series 2017-1 Notes.  On the Series 2017-1 Closing Date, two (2) Classes of Notes of such Series of Notes shall be issued: (a) Series 2017-1 Variable Funding Senior Notes, Class A-1 (as referred to herein, the “Series 2017-1 Class A-1 Notes”) and (b) Series 2017-1 Fixed Rate Senior Secured Notes, Class A-2 (as referred to herein, the “Series 2017-1 Class A-2 Notes”).  The Series 2017-1 Class A-1 Notes shall be issued in three (3) Subclasses: (i) Series 2017-1 Class A-1 Advance Notes (as referred to herein, the “Series 2017-1 Class A-1 Advance Notes”), (ii) Series 2017-1 Class A-1 Swingline Notes (as referred to herein, the “Series 2017-1 Class A-1 Swingline Notes”), and (iii) Series 2017-1 Class A-1 L/C Notes (as referred to herein, the “Series 2017-1 Class A-1 L/C Notes”).  The Series 2017-1 Class A-2 Notes shall be issued in two (2) Tranches: (i) $200,000,000 initial outstanding principal amount of Series 2017-1 3.857% Fixed Rate Senior Secured Notes, Class A-2-I (as referred to herein, the “Series 2017-1 Class A-2-I Notes”) and (ii) $400,000,000 initial outstanding principal amount of Series 2017-1 5.093% Fixed Rate Senior Secured Notes, Class A-2-II (as referred to herein, the “Series 2017-1 Class A-2-II Notes”).

For purposes of the Base Indenture and this Series Supplement, the Series 2017-1 Class A-1 Notes and the Series 2017-1 Class A-2 Notes shall be deemed to be separate Classes of “Senior Notes”.

ARTICLE I

DEFINITIONS

All capitalized terms used herein (including in the preamble and the recitals hereto) and not otherwise defined herein shall have the meanings assigned to such terms in the Series 2017-1 Supplemental Definitions List attached hereto as Annex A (the “Series 2017-1 Supplemental Definitions List”) as such Series 2017-1 Supplemental Definitions List may be amended, supplemented or otherwise modified from time to time in accordance with the terms hereof.  All capitalized terms not otherwise defined herein or therein shall have the meanings assigned thereto in the Base Indenture or the Base Indenture Definitions List attached to the Base Indenture as Annex A thereto, as such Base Indenture or

Base Indenture Definitions List may be amended, supplemented or otherwise modified from time to time in accordance with the terms of the Base Indenture.  Unless otherwise specified herein, all Article, Exhibit, Section or Subsection references herein shall refer to Articles, Exhibits, Sections or Subsections of this Series Supplement.  Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Base Indenture, each capitalized term used or defined herein shall relate only to the Series 2017-1 Notes and not to any other Series of Notes issued by the Co-Issuers.

ARTICLE II

INITIAL ISSUANCE, INCREASES AND DECREASES OF
SERIES 2017-1 CLASS A-1 OUTSTANDING PRINCIPAL AMOUNT;
ISSUANCE OF ADDITIONAL CLASS A-1 NOTES

Section 2.1                                    Procedures for Issuing and Increasing the Series 2017-1 Class A-1 Outstanding Principal Amount.

(a)                                 Subject to satisfaction of the conditions precedent to the making of Series 2017-1 Class A-1 Advances set forth in the Series 2017-1 Class A-1 Note Purchase Agreement, (i) on the Series 2017-1 Closing Date, the Co-Issuers may cause the Series 2017-1 Class A-1 Initial Advance Principal Amount to become outstanding by drawing ratably, at par, the initial principal amounts of the Series 2017-1 Class A-1 Advance Notes corresponding to the aggregate amount of the Series 2017-1 Class A-1 Advances made on the Series 2017-1 Closing Date (the “Series 2017-1 Class A-1 Initial Advance”) and (ii) on any Business Day during the Commitment Term that does not occur during a Cash Trapping Period, the Co-Issuers may increase the Series 2017-1 Class A-1 Outstanding Principal Amount (such increase referred to as an “Increase”), by drawing ratably (or as otherwise set forth in the Series 2017-1 Class A-1 Note Purchase Agreement), at par, additional principal amounts on the Series 2017-1 Class A-1 Advance Notes corresponding to the aggregate amount of the Series 2017-1 Class A-1 Advances made on such Business Day; provided that at no time may the Series 2017-1 Class A-1 Outstanding Principal Amount exceed the Series 2017-1 Class A-1 Notes Maximum Principal Amount. The Series 2017-1 Class A-1 Initial Advance and each Increase shall be made in accordance with the provisions of Sections 2.02 and 2.03 of the Series 2017-1 Class A-1 Note Purchase Agreement and shall be ratably (except as otherwise set forth in the Series 2017-1 Class A-1 Note Purchase Agreement) allocated among the Series 2017-1 Class A-1 Noteholders (other than the Series 2017-1 Class A-1 Subfacility Noteholders in their capacity as such) as provided therein. Proceeds from the Series 2017-1 Class A-1 Initial Advance and each Increase shall be paid as directed by the Co-Issuers in the applicable Series 2017-1 Class A-1 Advance Request or as otherwise set forth in the Series 2017-1 Class A-1 Note Purchase Agreement. Upon receipt of written notice from the Co-Issuers or the Series 2017-1 Class A-1 Funding Administrative Agent of the Series 2017-1 Class A-1 Initial Advance and any Increase, the Trustee shall indicate in its books and records the amount of the Series 2017-1 Class A-1 Initial Advance or such Increase, as applicable.

(b)                                 Subject to satisfaction of the applicable conditions precedent set forth in the Series 2017-1 Class A-1 Note Purchase Agreement, on the Series 2017-1 Closing Date, the Co-Issuers may cause (i) the Series 2017-1 Class A-1 Initial Swingline Principal Amount to become outstanding by drawing, at par, the initial principal amounts of the Series 2017-1 Class A-1 Swingline Notes corresponding to the aggregate amount of the Series 2017-1 Class A-1 Swingline Loans made on the Series 2017-1 Closing Date pursuant to Section 2.06 of the Series 2017-1 Class A-1 Note Purchase Agreement (the “Series 2017-1 Class A-1 Initial Swingline Loan”) and (ii) the Series 2017-1 Class A-1 Initial Aggregate Undrawn L/C Face Amount to become outstanding by drawing, at par, the initial principal amounts of the Series 2017-1 Class A-1 L/C Notes corresponding to the aggregate Undrawn L/C Face Amount of the Letters of Credit issued on the Series 2017-1 Closing Date pursuant to Section 2.07 of the Series 2017-1 Class A-1 Note Purchase Agreement; provided that at no time may the Series 2017-1 Class A-1 Outstanding Principal Amount exceed the Series 2017-1 Class A-1 Notes Maximum Principal Amount. The procedures relating to increases in the Series 2017-1 Class A-1 Outstanding Subfacility Amount (each such increase referred to as a “Subfacility Increase”) through borrowings of Series 2017-1 Class A-1

Swingline Loans and issuance or incurrence of Series 2017-1 Class A-1 L/C Obligations are set forth in the Series 2017-1 Class A-1 Note Purchase Agreement. Upon receipt of written notice from the Co-Issuers or the Series 2017-1 Class A-1 Funding Administrative Agent of the issuance of the Series 2017-1 Class A-1 Initial Swingline Loan, the drawing of the Series 2017-1 Class A-1 Initial Aggregate Undrawn L/C Face Amount or any Subfacility Increase, the Trustee shall indicate in its books and records the amount of each such issuance, draw or Subfacility Increase.

Section 2.2                                    Procedures for Decreasing the Series 2017-1 Class A-1 Outstanding Principal Amount.

(a)                                 Mandatory Decrease.  Whenever a Series 2017-1 Class A-1 Excess Principal Event shall have occurred, funds sufficient to decrease the Series 2017-1 Class A-1 Outstanding Principal Amount by the lesser of (x) the amount necessary, so that after giving effect to such decrease of the Series 2017-1 Class A-1 Outstanding Principal Amount on such date, no such Series 2017-1 Class A-1 Excess Principal Event shall exist and (y) the amount that would decrease the Series 2017-1 Class A-1 Outstanding Principal Amount to zero (each decrease of the Series 2017-1 Class A-1 Outstanding Principal Amount pursuant to this Section 2.2(a), a “Mandatory Decrease”) shall be due and payable on the Weekly Allocation Date immediately following the date on which the Manager or the Co-Issuers obtain knowledge of such Series 2017-1 Class A-1 Excess Principal Event, in accordance with the Priority of Payments.  The Trustee shall distribute each Mandatory Decrease pursuant to the written direction of the Co-Issuers in the applicable Weekly Manager’s Certificate, which shall include the calculation of such Mandatory Decrease and distribution instructions in accordance with Section 4.02 of the Series 2017-1 Class A-1 Note Purchase Agreement. Any associated Series 2017-1 Class A-1 Breakage Amounts incurred as a result of such decrease (calculated in accordance with the Series 2017-1 Class A-1 Note Purchase Agreement) shall be deposited in the Collection Account for allocation pursuant to the Priority of Payments.  Upon obtaining knowledge of such a Series 2017-1 Class A-1 Excess Principal Event, the Co-Issuers promptly, but in any event within two (2) Business Days, shall deliver written notice (by e-mail) of the need for any such Mandatory Decreases to the Trustee and the Series 2017-1 Class A-1 Funding Administrative Agent.

(b)                                 Voluntary Decrease.  Except as provided in Section 2.2(d), on any Business Day, upon at least three (3) Business Days’ prior written notice to the Series 2017-1 Class A-1 Funding Administrative Agent and the Trustee, the Co-Issuers may decrease the Series 2017-1 Class A-1 Outstanding Principal Amount (each such decrease of the Series 2017-1 Class A-1 Outstanding Principal Amount pursuant to this Section 2.2(b), a “Voluntary Decrease”) by depositing in the Series 2017-1 Class A-1 Distribution Account not later than 10:00 a.m. (New York City time) on the date specified as the decrease date in the prior written notice referred to above and providing a written report to the Trustee directing the Trustee to distribute in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2017-1 Class A-1 Note Purchase Agreement (which report shall include the calculation of such amounts and instructions for the distributions thereof) an amount (subject to the last sentence of this Section 2.2(b)) up to the Series 2017-1 Class A-1 Outstanding Principal Amount equal to the amount of such Voluntary Decrease; provided that to the extent the deposit into the Series 2017-1 Class A-1 Distribution Account described above is not made by 10:00 a.m. (New York City time) on a Business Day, the same shall be deemed to be deposited on the following Business Day. Each such Voluntary Decrease shall be in a minimum principal amount as provided in the Series 2017-1 Class A-1 Note Purchase Agreement.  Any associated Series 2017-1 Class A-1 Breakage Amounts incurred as a result of such decrease (calculated in accordance with the Series 2017-1 Class A-1 Note Purchase Agreement) shall be deposited in the Collection Account for allocation pursuant to the Priority of Payments.  It shall be a condition to any Voluntary Decrease that the amount on deposit in the Collection Account is sufficient to pay the Trustee, the Servicer and the Manager, as applicable, for any unreimbursed Advances and Manager Advances (in each case, with interest thereon at the Advance Interest Rate), if any, on the Weekly Allocation Date immediately following such Voluntary Decrease.

(c)                                  Upon distribution to the Series 2017-1 Class A-1 Distribution Account of principal of the Series 2017-1 Class A-1 Advance Notes in connection with each Decrease, the Trustee shall (i) remit such amounts to the Holders of the Series 2017-1 Class A-1 Advance Notes and (ii) indicate in its books and records such Decrease.

(d)                                 The Series 2017-1 Class A-1 Note Purchase Agreement sets forth additional procedures relating to decreases in the Series 2017-1 Class A-1 Outstanding Subfacility Amount (each such decrease, together with any Voluntary Decrease or Mandatory Decrease allocated to the Series 2017-1 Class A-1 Subfacility Noteholders, referred to herein as a “Subfacility Decrease”) through (i) borrowings of Series 2017-1 Class A-1 Advances to repay Series 2017-1 Class A-1 Swingline Loans and Series 2017-1 Class A-1 L/C Obligations or (ii) optional prepayments of Series 2017-1 Class A-1 Swingline Loans on same day notice. Upon receipt of written notice from the Co-Issuers or the Series 2017-1 Class A-1 Funding Administrative Agent of any Subfacility Decrease, the Trustee shall indicate in its books and records the amount of such Subfacility Decrease.

Section 2.3                                    Issuances of Additional Class A-1 Notes.  In addition to the conditions set forth in Section 2.2(b) of the Base Indenture, for so long as the Series 2017-1 Class A-1 Notes are Outstanding, the issuance of any additional Series of Class A-1 Notes shall also require the consent of each of the Series 2017-1 Class A-1 Administrative Agents (which consent shall be deemed to have been given unless an objection is delivered to the Co-Issuers within ten (10) Business Days after written notice of such proposed issuance is delivered to each of the Series 2017-1 Class A-1 Administrative Agents in the manner provided in the Series 2017-1 Class A-1 Note Purchase Agreement).

ARTICLE III

SERIES 2017-1 ALLOCATIONS; PAYMENTS

With respect to the Series 2017-1 Notes only, the following shall apply:

Section 3.1                                    Allocations with Respect to the Series 2017-1 Notes.  On the Series 2017-1 Closing Date, net proceeds from the initial sale of the Series 2017-1 Class A-2 Notes will be deposited into the Senior Notes Interest Reserve Account in an amount equal to the Senior Notes Interest Reserve Account Deficit Amount as of the Series 2017-1 Closing Date and/or the Co-Issuers shall arrange for the issuance of an Interest Reserve Letter of Credit with an aggregate then undrawn and unexpired face amount equal to the Senior Notes Interest Reserve Account Deficit Amount. The remainder of the net proceeds from the sale of the Series 2017-1 Notes will be paid to, or at the direction of, the Co-Issuers.

Section 3.2                                    Application of Collections on Weekly Allocation Dates to the Series 2017-1 Notes; Quarterly Payment Date Applications.  On each Weekly Allocation Date, the Master Issuer (or the Manager on its behalf) shall deliver a Weekly Manager’s Certificate to the Trustee, which Weekly Manager’s Certificate will instruct the Trustee to allocate from the Collection Account all amounts relating to the Series 2017-1 Notes pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

Section 3.3                                    Certain Distributions from Series 2017-1 Distribution Accounts.  On each Quarterly Payment Date, based solely upon the most recent Quarterly Noteholders’ Report, the Trustee shall, in accordance with Section 6.1 of the Base Indenture, remit (i) to the Series 2017-1 Class A-1 Noteholders from the Series 2017-1 Class A-1 Distribution Account, in accordance with Section 4.02 of the Series 2017-1 Class A-1 Note Purchase Agreement, the amounts withdrawn from the Senior Notes Interest Payment Account, the Class A-1 Notes Commitment Fees Account, the Senior Notes Principal Payment Account or otherwise, as applicable, pursuant to Section 5.12(a), (d), (h) or otherwise, as applicable, of the Base Indenture, and deposited in the Series 2017-1 Class A-1 Distribution Account for the payment of interest and fees and, to the extent applicable, principal or other amounts in respect of the Series 2017-1 Class A-1 Notes on such Quarterly Payment Date and (ii) to the Series 2017-1 Class A-2 Noteholders from the Series 2017-1 Class A-2 Distribution Account, the amounts withdrawn from the Senior Notes Interest

Payment Account, the Senior Notes Principal Payment Account or otherwise, as applicable, pursuant to Section 5.12(a), (h) or otherwise, as applicable, of the Base Indenture, and deposited in the Series 2017-1 Class A-2 Distribution Account for the payment of interest and, to the extent applicable, principal or other amounts in respect of the Series 2017-1 Class A-2 Notes on such Quarterly Payment Date.

Section 3.4                                    Series 2017-1 Class A-1 Interest and Certain Fees.

(a)                                 Series 2017-1 Class A-1 Notes Interest and L/C Fees.  From and after the Series 2017-1 Closing Date, the applicable portions of the Series 2017-1 Class A-1 Outstanding Principal Amount will accrue (i) interest at the Series 2017-1 Class A-1 Note Rate and (ii) Series 2017-1 Class A-1 L/C Fees at the applicable rates provided therefor in the Series 2017-1 Class A-1 Note Purchase Agreement.  Such accrued interest and fees will be due and payable in arrears on each Quarterly Payment Date from amounts that are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, commencing with the Initial Quarterly Payment Date; provided that in any event all accrued but unpaid interest and fees shall be paid in full on the Series 2017-1 Legal Final Maturity Date, on any Series 2017-1 Prepayment Date with respect to a prepayment in full of the Series 2017-1 Class A-1 Notes, on any day when the Commitments are terminated in full or on any other day on which all of the Series 2017-1 Class A-1 Outstanding Principal Amount is required to be paid in full, in each case pursuant to, and in accordance with, the provisions of the Priority of Payments. To the extent any such amount is not paid when due, such unpaid amount will accrue interest at the Series 2017-1 Class A-1 Note Rate.

(b)                                 Undrawn Commitment Fees.  From and after the Series 2017-1 Closing Date, Undrawn Commitment Fees will accrue as provided in the Series 2017-1 Class A-1 Note Purchase Agreement. Such accrued fees will be due and payable in arrears on each Quarterly Payment Date, from amounts that are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, commencing with the Initial Quarterly Payment Date.  To the extent any such amount is not paid when due, such unpaid amount will accrue interest at the Series 2017-1 Class A-1 Note Rate.

(c)                                  Series 2017-1 Class A-1 Post-Renewal Date Additional Interest.  From and after the Series 2017-1 Class A-1 Notes Renewal Date (after giving effect to any extensions), if the Outstanding Principal Amount of the Series 2017-1 Class A-1 Notes has not been paid in full or otherwise refinanced in full (which refinancing may also include an extension thereof), additional interest will accrue on the Series 2017-1 Class A-1 Outstanding Principal Amount (excluding any Undrawn L/C Face Amounts included therein) at a rate equal to 5.00% per annum (the “Series 2017-1 Class A-1 Post-Renewal Date Additional Interest Rate”), in addition to the regular interest that will continue to accrue at the Series 2017-1 Class A-1 Note Rate.  All computations of Series 2017-1 Class A-1 Post-Renewal Date Additional Interest (other than any accruing on any Base Rate Advances) and all computations of fees shall be made on the basis of a year of 360 days and the actual number of days elapsed. All computations of Series 2017-1 Class A-1 Post-Renewal Date Additional Interest accruing on any Base Rate Advances shall be made on the basis of a 365 (or 366, as applicable) day year and actual number of days elapsed, in accordance with Section 3.01(f) of the Series 2017-1 Class A-1 Note Purchase Agreement.  Any Series 2017-1 Class A-1 Post-Renewal Date Additional Interest will be due and payable on any applicable Quarterly Payment Date, as and when amounts are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, in the amount so made available, and failure to pay any Series 2017-1 Class A-1 Post-Renewal Date Additional Interest in excess of available amounts in accordance with the foregoing will not be an Event of Default and interest will not accrue on any unpaid portion thereof; provided that in any event all accrued but unpaid Series 2017-1 Class A-1 Post-Renewal Date Additional Interest shall be paid in full on the Series 2017-1 Legal Final Maturity Date or otherwise as part of any Series 2017-1 Final Payment.

(d)                                 Series 2017-1 Class A-1 Initial Interest Accrual Period.  The initial Interest Accrual Period for the Series 2017-1 Class A-1 Notes shall commence on the Series 2017-1 Closing Date and end on (but exclude) the day that is two (2) Business Days prior to the Quarterly Calculation Date immediately preceding the Initial Quarterly Payment Date.

Section 3.5                                    Series 2017-1 Class A-2 Interest.

(a)                                 Series 2017-1 Class A-2 Notes Interest.  From the Series 2017-1 Closing Date until the Series 2017-1 Class A-2 Outstanding Principal Amount of each Tranche of Series 2017-1 Class A-2 Notes has been paid in full, the Series 2017-1 Class A-2 Outstanding Principal Amount of each Tranche of Series 2017-1 Class A-2 Notes will accrue interest for each Interest Accrual Period (after giving effect to all payments of principal (if any) made to Series 2017-1 Noteholders as of the first day of such Interest Accrual Period, and also giving effect to repurchases and cancellations of Series 2017-1 Class A-2 Notes during such Interest Accrual Period) at the Series 2017-1 Class A-2 Note Rate for such Tranche.  Such accrued interest will be due and payable in arrears on each Quarterly Payment Date, from amounts that are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, commencing with the Initial Quarterly Payment Date; provided that in any event all accrued but unpaid interest shall be due and payable in full on the Series 2017-1 Legal Final Maturity Date, on any Series 2017-1 Prepayment Date with respect to a prepayment in full of such Tranche of the Series 2017-1 Class A-2 Notes or on any other day on which all of the Series 2017-1 Class A-2 Outstanding Principal Amount of such Tranche of the Series 2017-1 Class A-2 Notes is required to be paid in full. To the extent any interest accruing at the applicable Series 2017-1 Class A-2 Note Rate is not paid when due, such unpaid interest will accrue interest at the Series 2017-1 Class A-2 Note Rate for the applicable Tranche of the Series 2017-1 Class A-2 Notes.  All computations of interest at the applicable Series 2017-1 Class A-2 Note Rate shall be made on a 30/360 Day Basis.

(b)                                 Series 2017-1 Class A-2 Quarterly Post-ARD Contingent Additional Interest.

(i)                                     Post-ARD Contingent Additional Interest.  From and after the applicable Series 2017-1 Anticipated Repayment Date, if the Series 2017-1 Final Payment has not been made on any Tranche of the Series 2017-1 Class A-2 Notes, then additional interest (the “Series 2017-1 Class A-2 Quarterly Post-ARD Contingent Additional Interest”) will accrue on the Series 2017-1 Class A-2 Outstanding Principal Amount of such Tranche of Series 2017-1 Class A-2 Notes at an interest rate equal to the rate determined by the Manager to be the greater of (I) 5.00% per annum and (II) a per annum rate equal to the amount, if any, by which the sum of the following exceeds the applicable Series 2017-1 Class A-2 Note Rate for such Tranche of Series 2017-1 Class A-2 Notes: (A) the yield to maturity (adjusted to a quarterly bond-equivalent basis) on the applicable Series 2017-1 Anticipated Repayment Date of the United States Treasury Security having a term closest to 10 years, plus (B) 5.00%, plus (C) respectively, 1.934% for the Series 2017-1 Class A-2-I Notes and 2.753% for the Series 2017-1 Class A-2-II Notes (the “Series 2017-1 Class A-2 Quarterly Post-ARD Contingent Additional Interest Rate”).  In addition, regular interest will continue to accrue at the applicable Series 2017-1 Class A-2 Note Rate for each Tranche of the Series 2017-1 Class A-2 Notes from and after the applicable Series 2017-1 Anticipated Repayment Date.  Any Series 2017-1 Class A-2 Quarterly Post-ARD Contingent Additional Interest will be due and payable on any Quarterly Payment Date only as and when amounts are made available for payment thereof in accordance with the Priority of Payments.

(ii)                                  Payment of Series 2017-1 Class A-2 Quarterly Post-ARD Contingent Additional Interest.  Amounts accrued in respect of Series 2017-1 Class A-2 Quarterly Post-ARD Contingent Additional Interest for each Tranche of Series 2017-1 Class A-2 Notes will be due and payable on any applicable Quarterly Payment Date as and when amounts are made available for payment thereof (I) on any related Weekly Allocation Date in accordance with the Priority of Payments and (II) on such Quarterly Payment Date in accordance with Section 5.12 of the Base

Indenture, in the amount so available.  The failure to pay any Series 2017-1 Class A-2 Quarterly Post-ARD Contingent Additional Interest in excess of available amounts in accordance with the foregoing (including on the Series 2017-1 Legal Final Maturity Date) will not be an Event of Default and interest will not accrue on any unpaid portion thereof; provided that in any event all accrued but unpaid Series 2017-1 Class A-2 Quarterly Post-ARD Contingent Additional Interest shall be due and payable in full on the Series 2017-1 Legal Final Maturity Date, on any Series 2017-1 Prepayment Date with respect to a prepayment in full of the applicable Tranche of Series 2017-1 Class A-2 Notes or otherwise as part of any Series 2017-1 Final Payment.

(c)                                  Series 2017-1 Class A-2 Initial Interest Accrual Period.  The initial Interest Accrual Period for the Series 2017-1 Class A-2 Notes shall commence on (and include) the Series 2017-1 Closing Date and end on (but exclude) the Initial Quarterly Payment Date.

Section 3.6                                    Payment of Series 2017-1 Note Principal.

(a)                                 Series 2017-1 Notes Principal Payment at Legal Maturity.  The Series 2017-1 Outstanding Principal Amount shall be due and payable on the Series 2017-1 Legal Final Maturity Date. The Series 2017-1 Outstanding Principal Amount is not prepayable, in whole or in part, except as set forth in this Section 3.6 and, in respect of the Series 2017-1 Class A-1 Outstanding Principal Amount, Section 2.2 and the Series 2017-1 Class A-1 Note Purchase Agreement.

(b)                                 Series 2017-1 Anticipated Repayment Date; Series 2017-1 Class A-1 Notes Renewal Date.  The Series 2017-1 Final Payment is anticipated to occur (x) with respect to the Series 2017-1 Class A-2-I Notes, on the Quarterly Payment Date in April 2021 and (y) with respect to the Series 2017-1 Class A-2-II Notes, on the Quarterly Payment Date in April 2027 (each such date, the related “Series 2017-1 Anticipated Repayment Date” and collectively the “Series 2017-1 Anticipated Repayment Dates”).  The initial Series 2017-1 Class A-1 Notes Renewal Date will be the Quarterly Payment Date occurring in April 2022, unless extended as provided below in this Section 3.6(b).

(i)                                     First Extension Election.  Subject to the conditions set forth in Section 3.6(b)(iii), the Manager (on behalf of the Co-Issuers) shall have the option on or before the Quarterly Payment Date occurring in April 2022 to elect (the “Series 2017-1 First Extension Election”) to extend the Series 2017-1 Class A-1 Notes Renewal Date to the Quarterly Payment Date occurring in April 2023 by delivering written notice to each of the Series 2017-1 Class A-1 Administrative Agents, the Trustee and the Control Party to the effect that the conditions precedent to such Series 2017-1 First Extension Election have been satisfied.  Upon such extension, the Quarterly Payment Date occurring in April 2023 shall become the Series 2017-1 Class A-1 Notes Renewal Date.

(ii)                                  Second Extension Election.  Subject to the conditions set forth in Section 3.6(b)(iii), if the Series 2017-1 First Extension Election has been made and become effective, the Manager (on behalf of the Co-Issuers) shall have the option on or before the Quarterly Payment Date occurring in April 2023 to elect (the “Series 2017-1 Second Extension Election”) to extend the Series 2017-1 Class A-1 Notes Renewal Date to the Quarterly Payment Date occurring in April 2024 by delivering written notice to each of the Series 2017-1 Class A-1 Administrative Agents, the Trustee and the Control Party to the effect that the conditions precedent to such Series 2017-1 Second Extension Election have been satisfied. Upon such extension, the Quarterly Payment Date occurring in April 2024 shall become the Series 2017-1 Class A-1 Notes Renewal Date.

(iii)                               Conditions Precedent to Extension Elections.  It shall be a condition to the effectiveness of the Series 2017-1 Extension Elections that, in the case of the Series 2017-1 First Extension Election, on the Quarterly Payment Date occurring in April 2022 or, in the case of the Series 2017-1 Second Extension Election, on the Quarterly Payment Date occurring in April

2023, that (a) the DSCR is greater than or equal to 2.75:1.00 (calculated as of the most recent Quarterly Calculation Date), (b) the rating assigned to the Series 2017-1 Class A-1 Notes by any Rating Agency has not been downgraded below “BBB-” (or the structured finance equivalent) or withdrawn and (c) all Class A-1 Extension Fees shall have been paid on or prior to such Quarterly Payment Date.  Any notice given pursuant to Section 3.6(b)(i) or (ii) shall be irrevocable; provided that if the conditions set forth in this Section 3.6(b)(iii) are not met as of the applicable extension date, the election set forth in such notice shall automatically be deemed ineffective. For the avoidance of doubt, no consent of the Trustee, the Control Party, the Controlling Class Representative, the Series 2017-1 Class A-1 Administrative Agents, any Noteholder or any other Secured Party shall be necessary for the effectiveness of the Series 2017-1 First Extension Election or the Series 2017-1 Second Extension Election.

(c)                                  Payment of Series 2017-1 Class A-2 Notes Scheduled Principal Payments Amounts.  Series 2017-1 Class A-2 Notes Scheduled Principal Payments Amounts will be due and payable with respect to each Tranche of Series 2017-1 Class A-2 Notes in accordance with the definition thereof on any applicable Quarterly Payment Date, commencing with the Initial Quarterly Payment Date and prior to the applicable Series 2017-1 Anticipated Repayment Date, as and when amounts are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments, subject to the terms set forth in the Base Indenture; and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, in the amount so available, and failure to pay any Series 2017-1 Class A-2 Notes Scheduled Principal Payments Amounts in excess of available amounts in accordance with the foregoing will not be an Event of Default; provided that Series 2017-1 Class A-2 Notes Scheduled Principal Payments Amounts shall only be due and payable on a Quarterly Payment Date if the Series 2017-1 Non-Amortization Test is not satisfied with respect to such Quarterly Payment Date; provided, further, that if the Series 2017-1 Non-Amortization Test is satisfied, the Co-Issuers may, solely at its option exercised on any Quarterly Calculation Date with respect to such Quarterly Payment Date, prior to the applicable Series 2017-1 Anticipated Repayment Date, pay all or any part of such Series 2017-1 Class A-2 Notes Scheduled Principal Payments Amounts on such Quarterly Payment Date.

(d)                                 Certain Series 2017-1 Notes Mandatory Payments of Principal.

(i)                                     During any Rapid Amortization Period, principal payments shall be due and payable on each Quarterly Payment Date on the applicable Classes or Tranches of Series 2017-1 Notes as and when amounts are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, in the amount so available, together with any Series 2017-1 Class A-2 Make-Whole Prepayment Consideration required to be paid in connection therewith pursuant to Section 3.6(e); provided, for the avoidance of doubt, that it shall not constitute an Event of Default if any such Series 2017-1 Class A-2 Make-Whole Prepayment Consideration is not paid because insufficient funds are available to pay such Series 2017-1 Class A-2 Make-Whole Prepayment Consideration, in accordance with the Priority of Payments.  Such payments shall be ratably allocated among the Series 2017-1 Noteholders within each applicable Class based on their respective portion of the Series 2017-1 Outstanding Principal Amount of such Class (or, in the case of the Series 2017-1 Class A-1 Noteholders, in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2017-1 Class A-1 Note Purchase Agreement).

(ii)                                  If the Series 2017-1 Class A-1 Notes shall not have been repaid in full or otherwise refinanced in full (which refinancing may also include an extension thereof) on or before the Series 2017-1 Class A-1 Notes Renewal Date (after giving effect to extensions), principal payments shall be due and payable on each Quarterly Payment Date on the applicable Series 2017-1 Class A-1 Notes as and when amounts are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, in the amount so available.  Such payments shall be allocated among the Series 2017-1 Class A-1 Noteholders, in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2017-1 Class A-1 Note Purchase Agreement.  For the avoidance of doubt, no Series 2017-1 Class A-2 Make-Whole Prepayment Consideration will be due in connection with any principal payments on the Series 2017-1 Class A-1 Notes.

(e)                                  Series 2017-1 Class A-2 Make-Whole Prepayment Consideration Payments.  In connection with any mandatory prepayment of any Tranche of the Series 2017-1 Class A-2 Notes made during a Rapid Amortization Period pursuant to Section 3.6(d)(i) or in connection with any Permitted Brand Dispositions or Asset Disposition Proceeds pursuant to Section 3.6(j) or any optional prepayment of any Tranche of the Series 2017-1 Class A-2 Notes made pursuant to Section 3.6(f) (each, a “Series 2017-1 Class A-2 Prepayment”), the Co-Issuers shall pay, in the manner described herein, the Series 2017-1 Class A-2 Make-Whole Prepayment Consideration to the applicable Series 2017-1 Class A-2 Noteholders with respect to the principal portion of the applicable Series 2017-1 Prepayment Amount; provided that no such Series 2017-1 Class A-2 Make-Whole Prepayment Consideration shall be payable in connection with (A) any prepayment made on or after the Quarterly Payment Date that is in Target Month prior to the applicable Series 2017-1 Anticipated Repayment Date (the “Prepayment Consideration End Date”); or (B) any prepayment that is not a Series 2017-1 Class A-2 Prepayment, including (i) prepayments funded by Indemnification Amounts or Insurance/Condemnation Proceeds, (ii) the payments of Series 2017-1 Class A-2 Notes Scheduled Principal Payments Amounts, Series 2017-1 Class A-2 Optional Scheduled Principal Payments, Series 2017-1 Class A-2 Notes Scheduled Principal Payment Deficiency Amounts, (iii) prepayments made in respect of a Cash Flow Sweeping Event and (iv) prepayments of principal in an aggregate amount of up to 35% of the initial Outstanding Principal Amount of each Tranche of the Series 2017-1 Class A-2 Notes on the Closing Date (with respect to each Tranche, the related “Par Call Amount”) other than any prepayments of principal of the Series 2017-1 Class A-2 Notes with funds obtained from any additional Indebtedness incurred by Parent or any of its Affiliates (including the Securitization Entities) (such prepayments, “Refinancing Prepayments”).

(f)                                   Optional Prepayment of Series 2017-1 Class A-2 Notes.  Subject to Sections 3.6(e) and 3.6(g), the Co-Issuers shall have the option to prepay the Outstanding Principal Amount of any Tranche of the Series 2017-1 Class A-2 Notes in whole on any Business Day or in part on any Quarterly Payment Date (each, an “Optional Prepayment Date”) that is specified as the Series 2017-1 Prepayment Date in the applicable Prepayment Notice; provided that no such optional prepayment may be made unless:

(i)                                     the amount on deposit in the Series 2017-1 Class A-2 Distribution Account (including amounts to be transferred from the Cash Trap Reserve Account) is sufficient to pay the principal amount of such Tranche of the Series 2017-1 Class A-2 Notes to be prepaid and any Series 2017-1 Class A-2 Make-Whole Prepayment Consideration required pursuant to Section 3.6(e), in each case, payable on the relevant Series 2017-1 Prepayment Date;

(ii)                                  in the case of a prepayment of any Tranche of the Series 2017-1 Class A-2 Notes in part, the amounts on deposit in, or allocable to, the Series 2017-1 Class A-2 Distribution Account to be distributed on the Quarterly Payment Date which coincides with such Series 2017-1 Prepayment Date are sufficient to pay the Prepayment Condition Amounts on such Quarterly Payment Date;

(iii)                               in the case of an optional prepayment of any Tranche of the Series 2017-1 Class A-2 Notes in whole:

(A)                               the amounts on deposit in the Indenture Trust Accounts or other available amounts, in each case allocable to such Tranche of the Series 2017-1 Class A-2 Notes, are sufficient to pay all monetary Obligations in respect of such Tranche of the Series 2017-1 Class A-2 Notes set forth in Section 5.11 of the Base

Indenture after giving effect to the allocations set forth therein on such Series 2017-1 Prepayment Date pursuant to Section 3.6(k), and

(B)                               the amounts on deposit in the Collection Account, the Indenture Trust Accounts or otherwise available are reasonably expected by the Manager to be sufficient to pay the Prepayment Condition Amounts, other than with respect to such Tranche of the Series 2017-1 Class A-2 Notes, on the immediately following Quarterly Payment Date, if any, or are sufficient to pay such amounts on such Series 2017-1 Prepayment Date, if such date is a Quarterly Payment Date, or, in each case, any shortfalls in such amounts have been deposited to the applicable accounts.

The Co-Issuers, solely in connection with an optional prepayment in whole or in part of one or more Tranches of the Series 2017-1 Class A-2 Notes, may prepay one or more Tranches of the Series 2017-1 Class A-2 Notes in whole or in part without prepayment in whole or part of the remaining Tranches of the Series 2017-1 Class A-2 Notes.  The Co-Issuers may prepay any Tranche of the Series 2017-1 Class A-2 Notes in full at any time regardless of the number of prior optional prepayments or any minimum payment requirement.

(g)                                  Notices of Prepayments.  The Co-Issuers shall give prior written notice (each, a “Prepayment Notice”) at least fifteen (15) Business Days but not more than twenty (20) Business Days prior to any Series 2017-1 Prepayment with respect to the Series 2017-1 Class A-2 Notes pursuant to Section 3.6(f) to each Series 2017-1 Noteholder affected by such Series 2017-1 Prepayment, each Rating Agency, the Servicer, the Control Party and the Trustee; provided that at the request of the Co-Issuers, such notice to the affected Series 2017-1 Noteholders shall be given by the Trustee in the name and at the expense of the Co-Issuers.  In connection with any such Prepayment Notice, the Co-Issuers shall provide a written report to the Trustee directing the Trustee to distribute such prepayment in accordance with the applicable provisions of Section 3.6(k).  With respect to each such Series 2017-1 Prepayment, the related Prepayment Notice shall, in each case, specify (A) the Series 2017-1 Prepayment Date on which such prepayment will be made, which in all cases shall be a Business Day, (B) the Series 2017-1 Prepayment Amount and (C) the Series 2017-1 Class A-2 Make-Whole Prepayment Consideration Calculation Date on which the Series 2017-1 Class A-2 Make-Whole Prepayment Consideration, if any, to be paid in connection therewith will be calculated.  The Co-Issuers shall have the option, by written notice to the Trustee, the Control Party, each Rating Agency and the affected Noteholders, to withdraw, or amend the Series 2017-1 Prepayment Date set forth in any Prepayment Notice relating to an optional prepayment at any time up to the second (2nd) Business Day before the Series 2017-1 Prepayment Date set forth in such Prepayment Notice.  Any such optional prepayment and Prepayment Notice may, in the Co-Issuers’ discretion, be subject to the satisfaction of one or more conditions precedent, including but not limited to the occurrence of a Change of Control.  The Co-Issuers shall have the option to provide in any Prepayment Notice that the payment of the amounts set forth in Section 3.6(f) and the performance of the Co-Issuers’ obligations with respect to such optional prepayment may be performed by another Person.  All Prepayment Notices shall be (i) transmitted by email to (A) each affected Series 2017-1 Noteholder to the extent such Series 2017-1 Noteholder has provided an email address to the Trustee and (B) to each Rating Agency, the Servicer and the Trustee and (ii) sent by registered mail to each affected Series 2017-1 Noteholder.  For the avoidance of doubt, a Voluntary Decrease or a Subfacility Decrease in respect of the Series 2017-1 Class A-1 Notes is governed by Section 2.2 and not by this Section 3.6.  A Prepayment Notice may be revoked by the Co-Issuers if the Trustee receives written notice of such revocation no later than 10:00 a.m. (New York City time) two (2) Business Days prior to such Series 2017-1 Prepayment Date.  The Co-Issuers shall give written notice of such revocation to the Servicer, and at the request of the Co-Issuers, the Trustee shall forward the notice of revocation to the Series 2017-1 Noteholders.

(h)                                 Prepayment Consideration Not Payable.  For the avoidance of doubt, there is no Series 2017-1 Class A-2 Make-Whole Prepayment Consideration payable as a result of (i) the application of Indemnification Amounts or Insurance/Condemnation Proceeds allocated to the Series 2017-1 Class A-2

Notes pursuant to clause (i) of the Priority of Payments, (ii) the payment of any Series 2017-1 Class A-2 Notes Scheduled Principal Payments Amounts, Series 2017-1 Class A-2 Optional Scheduled Principal Payments or Series 2017-1 Class A-2 Notes Scheduled Principal Payment Deficiency Amounts, (iii) any prepayment on or after the Prepayment Consideration End Date, (iv) any prepayment in connection with a Cash Flow Sweeping Event and (v) prepayments of principal in an aggregate amount no greater than the Remaining Par Call Amount at the time of such prepayment, other than any Refinancing Prepayments.

(i)                                     Indemnification Amounts; Insurance/Condemnation Proceeds; Asset Disposition Proceeds.  Any Indemnification Amounts, Insurance/Condemnation Proceeds or Asset Disposition Proceeds allocated to the Senior Notes Principal Payment Account in accordance with Section 5.11(i) of the Base Indenture shall be withdrawn from the Senior Notes Principal Payment Account in accordance with Section 5.12(h) of the Base Indenture and deposited in the applicable Series 2017-1 Distribution Accounts and used to prepay first, if the Series 2017-1 Class A-1 Notes have not been repaid in full or otherwise refinanced in full (which refinancing may also include an extension thereof) on or before the Series 2017-1 Class A-1 Notes Renewal Date, the Series 2017-1 Class A-1 Notes (in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2017-1 Class A-1 Note Purchase Agreement) and second, the Series 2017-1 Class A-2 Notes (based on their respective portion of the Series 2017-1 Class A-2 Outstanding Principal Amount), on the Quarterly Payment Date immediately succeeding such deposit.  In connection with any prepayment made with Indemnification Amounts or Insurance/Condemnation Proceeds pursuant to this Section 3.6(j), the Co-Issuers shall not be obligated to pay any Series 2017-1 Class A-2 Make-Whole Prepayment Consideration.  The Co-Issuers shall, however, be obligated to pay any applicable Series 2017-1 Class A-2 Make-Whole Prepayment Consideration required to be paid pursuant to Section 3.6(e) in connection with any prepayment made with Permitted Brand Dispositions or Asset Disposition Proceeds pursuant to this Section 3.6(j); provided, for avoidance of doubt, that it shall not constitute an Event of Default if any such Series 2017-1 Class A-2 Make-Whole Prepayment Consideration is not paid because insufficient funds are available to pay such Series 2017-1 Class A-2 Make-Whole Prepayment Consideration, in accordance with the Priority of Payments.

(j)                                    Distributions of Optional Prepayments of Series 2017-1 Class A-2 Notes.  On the Series 2017-1 Prepayment Date for each Series 2017-1 Prepayment to be made pursuant to Section 3.6(f) in respect of the Series 2017-1 Class A-2 Notes, the Trustee shall, in accordance with Section 6.1 of the Base Indenture (except that, notwithstanding anything to the contrary therein, references to the distributions being made on a Quarterly Payment Date shall be deemed to be references to distributions made on such Series 2017-1 Prepayment Date and references to the Record Date shall be deemed to be references to the Prepayment Record Date) and based solely upon the applicable written report provided to the Trustee pursuant to Section 3.6(g), distribute to the Series 2017-1 Class A-2 Noteholders of record on the preceding Prepayment Record Date on a pro rata basis, based on their respective portion of the Series 2017-1 Class A-2 Outstanding Principal Amount, the amount deposited in the Series 2017-1 Class A-2 Distribution Account pursuant to Section 3.6(f) in order to repay the applicable portion of the Series 2017-1 Class A-2 Outstanding Principal Amount and any Series 2017-1 Class A-2 Make-Whole Prepayment Consideration due to Series 2017-1 Class A-2 Noteholders payable on such date.

If the Series 2017-1 Class A-2 Notes are paid in whole on a Series 2017-1 Prepayment Date that is not a Quarterly Payment Date, the applicable written report provided to the Trustee pursuant to Section 3.6(g) shall instruct the Trustee to (A) first, withdraw the amount on deposit in the Collection Account on such Series 2017-1 Prepayment Date for allocation or payment in accordance with Section 5.11 of the Base Indenture (other than with respect to any Senior Notes Interest Reserve Account Deficit Amount pursuant to priority (ix) of the Priority of Payments); provided that notwithstanding anything to the contrary therein, for the purpose of such allocation or payment (i) only the Series 2017-1 Class A-2 Notes shall be deemed to be Outstanding, (ii) any unpaid Series 2017-1 Class A-2 Quarterly Interest Amount shall be due and payable only with respect to the period beginning on the first day of the most recent Interest Accrual Period and ending on such Series 2017-1 Prepayment Date, (iii) references to “Weekly Allocation Date” shall be deemed to refer to such Series 2017-1 Prepayment Date and (iv) any Obligations not allocable to a particular Series or Class of Notes shall only be due and payable in the amount allocated ratably to the Series 2017-1 Class A-2 Notes by the Manager based on the Outstanding Principal Amount of the Series 2017-1 Class A-2 Notes relative to the Outstanding Principal Amount on such Series 2017-1 Prepayment Date; provided that any unreimbursed Advances (and interest thereon at the Advance Interest Rate) shall be due and payable in full, and (B) second, distribute to the Series 2017-1 Class A-2 Noteholders of record on the preceding Prepayment Record Date on a pro rata basis, based on their respective portion of the Series 2017-1 Class A-2 Outstanding Principal Amount, the amounts on deposit in the Indenture Trust Accounts or other available amounts, in each case allocable to the Series 2017-1 Class A-2 Notes.

(k)                                 Series 2017-1 Notices of Final Payment.  The Co-Issuers shall notify the Trustee, the Servicer and each of the Rating Agencies on or before the Prepayment Record Date preceding the Series 2017-1 Prepayment Date that will be the Series 2017-1 Final Payment Date; provided, however, that with respect to any Series 2017-1 Final Payment that is made in connection with any mandatory or optional prepayment in full, the Co-Issuers shall not be obligated to provide any additional notice to the Trustee or any Rating Agency of such Series 2017-1 Final Payment beyond the notice required to be given in connection with such prepayment pursuant to Section 3.6(g). The Trustee shall provide any written notice required under this Section 3.6(l) to each Person in whose name a Series 2017-1 Note is registered at the close of business on such Prepayment Record Date of the Series 2017-1 Prepayment Date that will be the Series 2017-1 Final Payment Date. Such written notice to be sent to the Series 2017-1 Noteholders shall be made at the expense of the Co-Issuers and shall be mailed by the Trustee within five (5) Business Days of receipt of notice from the Co-Issuers indicating that the Series 2017-1 Final Payment will be made and shall specify that such Series 2017-1 Final Payment will be payable only upon presentation and surrender of the Series 2017-1 Notes and shall specify the place where the Series 2017-1 Notes may be presented and surrendered for such Series 2017-1 Final Payment.

Section 3.7                                    Series 2017-1 Class A-1 Distribution Account.

(a)                                 Establishment of Series 2017-1 Class A-1 Distribution Account.  The Trustee has established and shall maintain in the name of the Trustee for the benefit of the Series 2017-1 Class A-1 Noteholders an account (the “Series 2017-1 Class A-1 Distribution Account”) bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2017-1 Class A-1 Noteholders. The Series 2017-1 Class A-1 Distribution Account shall be an Eligible Account. Initially, the Series 2017-1 Class A-1 Distribution Account will be established with the Trustee.

(b)                                 Series 2017-1 Class A-1 Distribution Account Constitutes Additional Collateral for Series 2017-1 Class A-1 Notes.  In order to secure and provide for the repayment and payment of the Obligations with respect to the Series 2017-1 Class A-1 Notes, the Co-Issuers hereby grant a security interest in and assign, pledge, grant, transfer and set over to the Trustee, for the benefit of the Series 2017-1 Class A-1 Noteholders, all of the Co-Issuers’ right, title and interest, if any, in and to the following (whether now or hereafter existing or acquired): (i) the Series 2017-1 Class A-1 Distribution Account, including any security entitlement with respect thereto; (ii) all funds and other property (including, without limitation, Financial Assets) on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2017-1 Class A-1 Distribution Account or the funds on deposit therein from time to time; (iv) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2017-1 Class A-1 Distribution Account or the funds on deposit therein from time to time; and (v) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (v) are referred to, collectively, as the “Series 2017-1 Class A-1 Distribution Account Collateral”).

(c)                                  Termination of Series 2017-1 Class A-1 Distribution Account.  On or after the date on which (1) all accrued and unpaid interest on and principal of all Outstanding Series 2017-1 Class A-1 Notes have been paid, (2) all Undrawn L/C Face Amounts have expired or have been cash collateralized in accordance with the terms of the Series 2017-1 Class A-1 Note Purchase Agreement (after giving effect to the provisions of Section 4.04 of the Series 2017-1 Class A-1 Note Purchase Agreement),

(3) all fees and expenses and other amounts then due and payable under the Series 2017-1 Class A-1 Note Purchase Agreement have been paid and (4) all Series 2017-1 Class A-1 Commitments have been terminated in full, the Trustee, acting in accordance with the written instructions of the Master Issuer (or the Manager on its behalf), shall withdraw from the Series 2017-1 Class A-1 Distribution Account all amounts on deposit therein (and the proceeds of any other instruments and other property credited thereto) for distribution pursuant to the Priority of Payments and all Liens, if any, created in favor of the Trustee for the benefit of the Series 2017-1 Class A-1 Noteholders under this Series Supplement with respect to Series 2017-1 Class A-1 Distribution Account shall be automatically released, and the Trustee, upon written request of the Master Issuer, at the written direction of the Control Party, shall execute and deliver to the Co-Issuers any and all documentation reasonably requested and prepared by the Co-Issuers at the Co-Issuers’ expense to effect or evidence the release by the Trustee of the Series 2017-1 Class A-1 Noteholders’ security interest in the Series 2017-1 Class A-1 Distribution Account Collateral.

Section 3.8                                    Series 2017-1 Class A-2 Distribution Account.

(a)                                 Establishment of Series 2017-1 Class A-2 Distribution Account.  The Trustee has established and shall maintain in the name of the Trustee for the benefit of the Series 2017-1 Class A-2 Noteholders an account (the “Series 2017-1 Class A-2 Distribution Account”) bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2017-1 Class A-2 Noteholders. The Series 2017-1 Class A-2 Distribution Account shall be an Eligible Account.  Initially, the Series 2017-1 Class A-2 Distribution Account will be established with the Trustee.

(b)                                 Series 2017-1 Class A-2 Distribution Account Constitutes Additional Collateral for Series 2017-1 Class A-2 Notes.  In order to secure and provide for the repayment and payment of the Obligations with respect to the Series 2017-1 Class A-2 Notes, the Co-Issuers hereby grant a security interest in and assign, pledge, grant, transfer and set over to the Trustee, for the benefit of the Series 2017-1 Class A-2 Noteholders, all of the Co-Issuers’ right, title and interest, if any, in and to the following (whether now or hereafter existing or acquired): (i) the Series 2017-1 Class A-2 Distribution Account, including any security entitlement with respect thereto; (ii) all funds and other property (including, without limitation, Financial Assets) on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2017-1 Class A-2 Distribution Account or the funds on deposit therein from time to time; (iv) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2017-1 Class A-2 Distribution Account or the funds on deposit therein from time to time; and (v) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (v) are referred to, collectively, as the “Series 2017-1 Class A-2 Distribution Account Collateral”).

(c)                                  Termination of Series 2017-1 Class A-2 Distribution Account.  On or after the date on which all accrued and unpaid interest on and principal of all Outstanding Series 2017-1 Class A-2 Notes have been paid, the Trustee, acting in accordance with the written instructions of the Master Issuer (or the Manager on its behalf), shall withdraw from the Series 2017-1 Class A-2 Distribution Account all amounts on deposit therein (and the proceeds of any other instruments and other property credited thereto) for distribution pursuant to the Priority of Payments and all Liens, if any, created in favor of the Trustee for the benefit of the Series 2017-1 Class A-2 Noteholders under this Series Supplement with respect to Series 2017-1 Class A-2 Distribution Account shall be automatically released, and the Trustee, upon written request of the Master Issuer, at the written direction of the Control Party, shall execute and deliver to the Co-Issuers any and all documentation reasonably requested and prepared by the Co-Issuers at the Co-Issuers’ expense to effect or evidence the release by the Trustee of the Series 2017-1 Class A-2 Noteholders’ security interest in the Series 2017-1 Class A-2 Distribution Account Collateral.

(d)                                 Tranche Defeasance.  The Co-Issuers, solely in connection with an optional prepayment in full, a mandatory prepayment in full or a redemption in full of a particular Tranche (the “Defeased Tranche”) as provided hereunder, may terminate all of its Obligations under the Indenture and all Obligations of the Guarantors under the Guarantee and Collateral Agreement in respect of such Defeased Tranche.

Section 3.9                                    Trustee as Securities Intermediary.

(a)                                 The Trustee or other Person holding the Series 2017-1 Distribution Accounts shall be the “Series 2017-1 Securities Intermediary”.  If the Series 2017-1 Securities Intermediary in respect of any Series 2017-1 Distribution Account is not the Trustee, the Master Issuer shall obtain the express agreement of such other Person to the obligations of the Series 2017-1 Securities Intermediary set forth in this Section 3.9.

(b)                                 The Series 2017-1 Securities Intermediary agrees that:

(i)                                     The Series 2017-1 Distribution Accounts are accounts to which Financial Assets will or may be credited;

(ii)                                  The Series 2017-1 Distribution Accounts are “securities accounts” within the meaning of Section 8-501 of the New York UCC and the Series 2017-1 Securities Intermediary qualifies as a “securities intermediary” under Section 8-102(a) of the New York UCC;

(iii)                               All securities or other property (other than cash) underlying any Financial Assets credited to any Series 2017-1 Distribution Account shall be registered in the name of the Series 2017-1 Securities Intermediary, indorsed to the Series 2017-1 Securities Intermediary or in blank or credited to another securities account maintained in the name of the Series 2017-1 Securities Intermediary, and in no case will any Financial Asset credited to any Series 2017-1 Distribution Account be registered in the name of the Master Issuer, payable to the order of the Master Issuer or specially indorsed to the Master Issuer;

(iv)                              All property delivered to the Series 2017-1 Securities Intermediary pursuant to this Series Supplement will be promptly credited to the appropriate Series 2017-1 Distribution Account;

(v)                                 Each item of property (whether investment property, security, instrument or cash) credited to any Series 2017-1 Distribution Account shall be treated as a Financial Asset;

(vi)                              If at any time the Series 2017-1 Securities Intermediary shall receive any entitlement order from the Trustee (including those directing transfer or redemption of any Financial Asset) relating to the Series 2017-1 Distribution Accounts, the Series 2017-1 Securities Intermediary shall comply with such entitlement order without further consent by the Master Issuer, any other Securitization Entity or any other Person;

(vii)                           The Series 2017-1 Distribution Accounts shall be governed by the laws of the State of New York, regardless of any provision of any other agreement. For purposes of all applicable UCCs, the State of New York shall be deemed to the Series 2017-1 Securities Intermediary’s jurisdiction and the Series 2017-1 Distribution Accounts (as well as the “security entitlements” (as defined in Section 8-102(a)(17) of the New York UCC) related thereto) shall be governed by the laws of the State of New York;

(viii)                        The Series 2017-1 Securities Intermediary has not entered into, and until termination of this Series Supplement will not enter into, any agreement with any other Person relating to the Series 2017-1 Distribution Accounts and/or any Financial Assets credited thereto pursuant to which it has agreed to comply with “entitlement orders” (as defined in Section

8-102(a)(8) of the New York UCC) of such other Person, and the Series 2017-1 Securities Intermediary has not entered into, and until the termination of this Series Supplement will not enter into, any agreement with the Master Issuer purporting to limit or condition the obligation of the Series 2017-1 Securities Intermediary to comply with entitlement orders as set forth in Section 3.9(b)(vi); and

(ix)                              Except for the claims and interest of the Trustee, the Secured Parties and the Securitization Entities in the Series 2017-1 Distribution Accounts, neither the Series 2017-1 Securities Intermediary nor, in the case of the Trustee, any Trust Officer knows of any claim to, or interest in, any Series 2017-1 Distribution Account or any Financial Asset credited thereto. If the Series 2017-1 Securities Intermediary or, in the case of the Trustee, a Trust Officer has Actual Knowledge of the assertion by any other person of any Lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against any Series 2017-1 Distribution Account or any Financial Asset carried therein, the Series 2017-1 Securities Intermediary shall deliver prompt written notice to each of the Series 2017-1 Class A-1 Administrative Agents, the Trustee, the Manager, the Servicer and the Co-Issuers thereof.

(c)                                  At any time after the occurrence and during the continuation of an Event of Default, the Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Series 2017-1 Distribution Accounts and in all proceeds thereof, and shall (acting at the direction of the Control Party (at the direction of the Controlling Class Representative)) be the only Person authorized to originate entitlement orders in respect of the Series 2017-1 Distribution Accounts; provided, however, that at all other times the Master Issuer shall be authorized to instruct the Trustee to originate entitlement orders in respect of the Series 2017-1 Distribution Accounts.

Section 3.10                             Manager. Pursuant to the Management Agreement, the Manager has agreed to provide certain reports, notices, instructions and other services on behalf of the Co-Issuers. The Series 2017-1 Noteholders by their acceptance of the Series 2017-1 Notes consent to the provision of such reports and notices to the Trustee by the Manager in lieu of the Co-Issuers. Any such reports and notices that are required to be delivered to the Series 2017-1 Noteholders hereunder will be made available on the Trustee’s website in the manner set forth in Section 4.4 of the Base Indenture.

Section 3.11                             Replacement of Ineligible Accounts.  If, at any time, either of the Series 2017-1 Class A-1 Distribution Account or the Series 2017-1 Class A-2 Distribution Account shall cease to be an Eligible Account (each, a “Series 2017-1 Ineligible Account”), the Co-Issuers shall (i) within five (5) Business Days of obtaining actual knowledge thereof, notify the Control Party thereof and (ii) within sixty (60) days of obtaining actual knowledge thereof, (A) establish, or cause to be established, a new account that is an Eligible Account in substitution for such Series 2017-1 Ineligible Account, (B) following the establishment of such new Eligible Account, transfer or, with respect to the Trustee Accounts maintained at the Trustee, instruct the Trustee in writing to transfer all cash and investments from such Series 2017-1 Ineligible Account into such new Eligible Account and (C) pledge, or cause to be pledged, such new Eligible Account to the Trustee for the benefit of the Secured Parties and, if such new Eligible Account is not established with the Trustee, cause such new Eligible Account to be subject to an Account Control Agreement in form and substance reasonably acceptable to the Control Party and the Trustee.

Section 3.12                             Cash Flow Sweep Trigger; Cash Flow Sweeping Percentage.  The Co-Issuers hereby designate the Series 2017-1 Class A-2-II Notes as subject to a Cash Flow Sweep Trigger as set forth in the Base Indenture.  The Cash Flow Sweeping Percentage for the Series 2017-1 Class A-2-II Notes is the Series 2017-1 Class A-2 Cash Flow Sweeping Percentage.

ARTICLE IV

FORM OF SERIES 2017-1 NOTES

Section 4.1                                    Issuance of Series 2017-1 Class A-1 Notes.

(a)                                 The Series 2017-1 Class A-1 Advance Notes will be issued in the form of definitive notes in fully registered form without interest coupons, substantially in the form set forth in Exhibit A-1-1 hereto, and will be issued to the Series 2017-1 Class A-1 Noteholders (other than the Series 2017-1 Class A-1 Subfacility Noteholders) pursuant to and in accordance with the Series 2017-1 Class A-1 Note Purchase Agreement and shall be duly executed by the Co-Issuers and authenticated by the Trustee in the manner set forth in Section 2.4 of the Base Indenture.  Other than in accordance with this Series Supplement and the Series 2017-1 Class A-1 Note Purchase Agreement, the Series 2017-1 Class A-1 Advance Notes will not be permitted to be transferred, assigned, exchanged or otherwise pledged or conveyed by such Series 2017-1 Class A-1 Noteholders.  The Series 2017-1 Class A-1 Advance Notes shall bear a face amount equal in the aggregate to up to the Series 2017-1 Class A-1 Notes Maximum Principal Amount as of the Series 2017-1 Closing Date, and shall be initially issued in an aggregate outstanding principal amount equal to the Series 2017-1 Class A-1 Initial Advance Principal Amount pursuant to Section 2.1(a).  The Trustee shall record any Increases or Decreases with respect to the Series 2017-1 Class A-1 Outstanding Principal Amount such that, subject to Section 4.1(d), the principal amount of the Series 2017-1 Class A-1 Advance Notes that are Outstanding accurately reflects all such Increases and Decreases.  The Series 2017-1 Class A-1 Swingline Notes will be issued in the form of definitive notes in fully registered form without interest coupons, substantially in the form set forth in Exhibit A-1-2 hereto, and will be issued to the Swingline Lender pursuant to and in accordance with the Series 2017-1 Class A-1 Note Purchase Agreement and shall be duly executed by the Co-Issuers and authenticated by the Trustee in the manner set forth in Section 2.4 of the Base Indenture.  Other than in accordance with this Series Supplement and the Series 2017-1 Class A-1 Note Purchase Agreement, the Series 2017-1 Class A-1 Swingline Notes will not be permitted to be transferred, assigned, exchanged or otherwise pledged or conveyed by the Swingline Lender.  The Series 2017-1 Class A-1 Swingline Note shall bear a face amount equal in the aggregate to up to the Swingline Commitment as of the Series 2017-1 Closing Date, and shall be initially issued in an aggregate outstanding principal amount equal to the Series 2017-1 Class A-1 Initial Swingline Principal Amount pursuant to Section 2.1(b)(i).  The Trustee shall record any Subfacility Increases or Subfacility Decreases with respect to the Swingline Loans such that, subject to Section 4.1(d), the aggregate principal amount of the Series 2017-1 Class A-1 Swingline Notes that is Outstanding accurately reflects all such Subfacility Increases and Subfacility Decreases.

(b)                                 The Series 2017-1 Class A-1 L/C Notes will be issued in the form of definitive notes in fully registered form without interest coupons, substantially in the form set forth in Exhibit A-1-3 hereto, and will be issued to the L/C Provider pursuant to and in accordance with the Series 2017-1 Class A-1 Note Purchase Agreement and shall be duly executed by the Co-Issuers and authenticated by the Trustee in the manner set forth in Section 2.4 of the Base Indenture.  Other than in accordance with this Series Supplement and the Series 2017-1 Class A-1 Note Purchase Agreement, the Series 2017-1 Class A-1 L/C Notes will not be permitted to be transferred, assigned, exchanged or otherwise pledged or conveyed by the L/C Provider.  The Series 2017-1 Class A-1 L/C Notes shall bear a face amount equal in the aggregate to up to the L/C Commitment as of the Series 2017-1 Closing Date, and shall be initially issued in an aggregate amount equal to the Series 2017-1 Class A-1 Initial Aggregate Undrawn L/C Face Amount pursuant to Section 2.1(b)(ii).  The Trustee shall record any Subfacility Increases or Subfacility Decreases with respect to Undrawn L/C Face Amounts or Unreimbursed L/C Drawings, as applicable, such that, subject to Section 4.1(d), the aggregate amount of the Series 2017-1 Class A-1 L/C Notes that is Outstanding accurately reflects all such Subfacility Increases and Subfacility Decreases.  All Undrawn L/C Face Amounts shall be deemed to be “principal” outstanding under the Series 2017-1 Class A-1 L/C Note for all purposes of the Indenture and the other Transaction Documents other than for purposes of accrual of interest.

(c)                                  For the avoidance of doubt, notwithstanding that the aggregate face amount of the Series 2017-1 Class A-1 Notes will exceed the Series 2017-1 Class A-1 Notes Maximum Principal Amount, at no time will the principal amount actually outstanding of the Series 2017-1 Class A-1 Advance Notes, the Series 2017-1 Class A-1 Swingline Notes and the Series 2017-1 Class A-1 L/C Notes in the aggregate exceed the Series 2017-1 Class A-1 Notes Maximum Principal Amount.

(d)                                 The Series 2017-1 Class A-1 Notes may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the Authorized Officers executing such Series 2017-1 Class A-1 Notes, as evidenced by their execution of the Series 2017-1 Class A-1 Notes.  The Series 2017-1 Class A-1 Notes may be produced in any manner, all as determined by the Authorized Officers executing such Series 2017-1 Class A-1 Notes, as evidenced by their execution of such Series 2017-1 Class A-1 Notes.  The initial sale of the Series 2017-1 Class A-1 Notes is limited to Persons who have executed the Series 2017-1 Class A-1 Note Purchase Agreement.  The Series 2017-1 Class A-1 Notes may be resold only to the Co-Issuers, their Affiliates, and Persons who are not Competitors (except that Series 2017-1 Class A-1 Notes may be resold to Persons who are Competitors with the prior written consent of the Co-Issuers) in compliance with the terms of the Series 2017-1 Class A-1 Note Purchase Agreement.

Section 4.2                                    Issuance of Series 2017-1 Class A-2 Notes.

(a)                                 The Series 2017-1 Class A-2-I Notes and the Series 2017-1 Class A-2-II Notes may be offered and sold in the Series 2017-1 Class A-2 Initial Principal Amount on the Series 2017-1 Closing Date by the Co-Issuers pursuant to the Series 2017-1 Class A-2 Note Purchase Agreement.  The Series 2017-1 Class A-2 Notes will be resold initially only to the Co-Issuers or their Affiliates or (A) in each case, to Persons who are not Competitors, (B) in the United States, to Persons who are QIBs purchasing for their own account or the account of one or more other Persons, each of which is a QIB, in reliance on Rule 144A and (C) outside the United States, to Persons who are not a U.S. person (as defined in Regulation S) (a “U.S. Person”) in reliance on Regulation S, purchasing for their own account or the account of one or more other Persons, each of which is a non-U.S. Person. The Series 2017-1 Class A-2 Notes may thereafter be transferred in reliance on Rule 144A and/or Regulation S and in accordance with the procedure described herein.  The Series 2017-1 Class A-2 Notes will be Book-Entry Notes and DTC will be the Depository for the Series 2017-1 Class A-2 Notes. The Applicable Procedures shall be applicable to transfers of beneficial interests in the Series 2017-1 Class A-2 Notes.  The Series 2017-1 Class A-2 Notes shall be issued in minimum denominations of $25,000 and in any whole number denomination in excess thereof.

(b)                                 Global Notes.

(i)                                     Rule 144A Global Notes.  The Series 2017-1 Class A-2 Notes offered and sold in their initial distribution in reliance upon Rule 144A will be issued in the form of one or more global notes in fully registered form, without coupons, substantially in the form set forth in Exhibit A-2-1 hereto, registered in the name of Cede & Co. (“Cede”), as nominee of DTC, and deposited with the Trustee, as custodian for DTC (collectively, for purposes of this Section 4.2 and Section 4.4, the “Rule 144A Global Notes”).  The aggregate initial principal amount of the Rule 144A Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC, in connection with a corresponding decrease or increase in the aggregate initial principal amount of the corresponding class of Temporary Regulation S Global Notes or Permanent Regulation S Global Notes, as hereinafter provided.

(ii)                                  Temporary Regulation S Global Notes and Permanent Regulation S Global Notes.  Any Series 2017-1 Class A-2 Notes offered and sold on the Series 2017-1 Closing Date in reliance upon Regulation S will be issued in the form of one or more global notes in fully registered form, without coupons, substantially in the form set forth in Exhibit A-2-2 hereto, registered in the name of Cede, as nominee of DTC, and deposited with the Trustee, as custodian for DTC, for credit to the respective accounts at DTC of the designated agents holding on behalf of Euroclear or Clearstream.  Until such time as the Restricted Period shall have terminated with respect to any Series 2017-1 Class A-2 Note, such Series 2017-1 Class A-2 Notes shall be referred to herein collectively, for purposes of this Section 4.2 and Section 4.4, as the “Temporary Regulation S Global Notes.” After such time as the Restricted Period shall have terminated, the Temporary Regulation S Global Notes shall be exchangeable, in whole or in part, for interests in one or more permanent global notes in registered form without interest coupons, substantially in the form set forth in Exhibit A-2-3 hereto, as hereinafter provided (collectively, for purposes of this Section 4.2 and Section 4.4, the “Permanent Regulation S Global Notes”). The aggregate principal amount of the Temporary Regulation S Global Notes or the Permanent Regulation S Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC, in connection with a corresponding decrease or increase of aggregate principal amount of the corresponding Rule 144A Global Notes, as hereinafter provided.

(c)                                  Definitive Notes.  The Series 2017-1 Global Notes shall be exchangeable in their entirety for one or more definitive notes in registered form, without interest coupons (collectively, for purposes of this Section 4.2 and Section 4.4, the “Definitive Notes”) pursuant to Section 2.13 of the Base Indenture and this Section 4.2(c) in accordance with their terms and, upon complete exchange thereof, such Series 2017-1 Global Notes shall be surrendered for cancellation at the applicable Corporate Trust Office.

Section 4.3                                    Transfer Restrictions of Series 2017-1 Class A-1 Notes.

(a)                                 Subject to the terms of the Indenture and the Series 2017-1 Class A-1 Note Purchase Agreement, the holder of any Series 2017-1 Class A-1 Advance Note may transfer the same in whole or in part, in an amount equivalent to an authorized denomination, by surrendering such Series 2017-1 Class A-1 Advance Note at the applicable Corporate Trust Office, with the form of transfer endorsed on it duly completed and executed by, or accompanied by a written instrument of transfer in form satisfactory to the Co-Issuers and the Note Registrar by, the holder thereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, and accompanied by a certificate substantially in the form of Exhibit B-1 hereto; provided that if the holder of any Series 2017-1 Class A-1 Advance Note transfers, in whole or in part, its interest in any Series 2017-1 Class A-1 Advance Note pursuant to (i) an Assignment and Assumption Agreement substantially in the form of Exhibit B to the Series 2017-1 Class A-1 Note Purchase Agreement or (ii) an Investor Group Supplement substantially in the form of Exhibit C to the Series 2017-1 Class A-1 Note Purchase Agreement, then such Series 2017-1 Class A-1 Noteholder will not be required to submit a certificate substantially in the form of Exhibit B-1 hereto upon transfer of its interest in such Series 2017-1 Class A-1 Advance Note. In exchange for any Series 2017-1 Class A-1 Advance Note properly presented for transfer, the Co-Issuers shall execute and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered in compliance with applicable law, to the transferee at such office, or send by mail (at the risk of the transferee) to such address as the transferee may request, Series 2017-1 Class A-1 Advance Notes for the same aggregate principal amount as was transferred. In the case of the transfer of any Series 2017-1 Class A-1 Advance Note in part, the Co-Issuers shall execute and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered to the transferor at such office, or send by mail (at the risk of the transferor) to such address as the transferor may request, Series 2017-1 Class A-1 Notes for the aggregate principal amount that was not transferred. No transfer of any Series 2017-1 Class A-1 Advance Note shall be made unless the request for such transfer is made by the Series 2017-1 Class A-1 Noteholder at such office. Neither the Co-Issuers nor the Trustee shall be liable for any delay in delivery of transfer instructions and each may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of transferred Series 2017-1

Class A-1 Advance Notes, the Trustee shall recognize the holders of such Series 2017-1 Class A-1 Advance Note as Series 2017-1 Class A-1 Noteholders.

(b)                                 Subject to the terms of the Indenture and the Series 2017-1 Class A-1 Note Purchase Agreement, the Swingline Lender may transfer the Series 2017-1 Class A-1 Swingline Notes in whole but not in part by surrendering such Series 2017-1 Class A-1 Swingline Notes at the applicable Corporate Trust Office, with the form of transfer endorsed on it duly completed and executed by, or accompanied by a written instrument of transfer in form satisfactory to the Co-Issuers and the Note Registrar by, the holder thereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in the STAMP or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, and accompanied by an assignment agreement pursuant to Section 9.17(d) of the Series 2017-1 Class A-1 Note Purchase Agreement. In exchange for any Series 2017-1 Class A-1 Swingline Note properly presented for transfer, the Co-Issuers shall execute and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered in compliance with applicable law, to the transferee at such office, or send by mail (at the risk of the transferee) to such address as the transferee may request, a Series 2017-1 Class A-1 Swingline Note for the same aggregate principal amount as was transferred. No transfer of any Series 2017-1 Class A-1 Swingline Note shall be made unless the request for such transfer is made by the Swingline Lender at such office. Neither the Co-Issuers nor the Trustee shall be liable for any delay in delivery of transfer instructions and each may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of any transferred Series 2017-1 Class A-1 Swingline Note, the Trustee shall recognize the holder of such Series 2017-1 Class A-1 Swingline Note as a Series 2017-1 Class A-1 Noteholder.

(c)                                  Subject to the terms of the Indenture and the Series 2017-1 Class A-1 Note Purchase Agreement, the L/C Provider may transfer any Series 2017-1 Class A-1 L/C Note in whole or in part, in an amount equivalent to an authorized denomination, by surrendering such Series 2017-1 Class A-1 L/C Note at the applicable Corporate Trust Office, with the form of transfer endorsed on it duly completed and executed by, or accompanied by a written instrument of transfer in form satisfactory to the Co-Issuers and the Note Registrar by, the holder thereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in the STAMP or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, and accompanied by an assignment agreement pursuant to Section 9.17(e) of the Series 2017-1 Class A-1 Note Purchase Agreement. In exchange for any Series 2017-1 Class A-1 L/C Note properly presented for transfer, the Co-Issuers shall execute and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered in compliance with applicable law, to the transferee at such office, or send by mail (at the risk of the transferee) to such address as the transferee may request, Series 2017-1 Class A-1 L/C Notes for the same aggregate principal amount as was transferred. In the case of the transfer of any Series 2017-1 Class A-1 L/C Note in part, the Co-Issuers shall execute and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered to the transferor at such office, or send by mail (at the risk of transferor) to such address as the transferor may request, Series 2017-1 Class A-1 L/C Notes for the aggregate principal amount that was not transferred. No transfer of any Series 2017-1 Class A-1 L/C Note shall be made unless the request for such transfer is made by the L/C Provider at such office. Neither the Co-Issuers nor the Trustee shall be liable for any delay in delivery of transfer instructions and each may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of any transferred Series 2017-1 Class A-1 L/C Note, the Trustee shall recognize the holder of such Series 2017-1 Class A-1 L/C Note as a Series 2017-1 Class A-1 Noteholder.

(d)                                 Each Series 2017-1 Class A-1 Note shall bear the following legend:

THE ISSUANCE AND SALE OF THIS SERIES 2017-1 CLASS A-1 NOTE (“THIS NOTE”) HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE

UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND FOCUS BRANDS FUNDING LLC (THE “MASTER ISSUER”), CARVEL FUNDING LLC (“CARVEL FUNDING”) AND MCALISTER’S FUNDING LLC (COLLECTIVELY WITH THE MASTER ISSUER AND CARVEL FUNDING, THE “CO-ISSUERS”) HAVE NOT BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS NOTE AND ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO PERSONS WHO ARE NOT COMPETITORS (AS DEFINED IN THE INDENTURE), UNLESS THE CO-ISSUERS GIVE WRITTEN CONSENT TO SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER, AND IN ACCORDANCE WITH THE PROVISIONS OF THE CLASS A-1 NOTE PURCHASE AGREEMENT, DATED AS OF APRIL 6, 2017 (AS AMENDED, SUPPLEMENTED OR MODIFIED, THE “CLASS A-1 NOTE PURCHASE AGREEMENT”), BY AND AMONG THE CO-ISSUERS, THE GUARANTORS PARTY THERETO, FOCUS BRANDS INC., AS THE MANAGER, BARCLAYS BANK PLC AND COÖPERATIEVE RABOBANK, U.A., NEW YORK BRANCH, AS THE CO-ADMINISTRATIVE AGENTS, AND THE OTHER PARTIES THERETO.

The required legend set forth above shall not be removed from the Series 2017-1 Class A-1 Notes except as provided herein.

Section 4.4                                    Transfer Restrictions of Series 2017-1 Class A-2 Notes.

(a)                                 A Series 2017-1 Global Note may not be transferred, in whole or in part, to any Person other than DTC or a nominee thereof, or to a successor Depository or to a nominee of a successor Depository, and no such transfer to any such other Person may be registered; provided, however, that this Section 4.4(a) shall not prohibit any transfer of a Series 2017-1 Class A-2 Note that is issued in exchange for a Series 2017-1 Global Note in accordance with Section 2.8 of the Base Indenture and shall not prohibit any transfer of a beneficial interest in a Series 2017-1 Global Note effected in accordance with the other provisions of this Section 4.4.

(b)                                 The transfer by a Series 2017-1 Note Owner holding a beneficial interest in a Class A-2 Note in the form of a Rule 144A Global Note to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Rule 144A Global Note shall be made upon the deemed representation of the transferee that it is purchasing for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB and not a Competitor, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Co-Issuers as such transferee has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A.

(c)                                  If a Series 2017-1 Note Owner holding a beneficial interest in a Class A-2 Note in the form of a Rule 144A Global Note wishes at any time to exchange its interest in such Rule 144A Global Note for an interest in the Temporary Regulation S Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Temporary Regulation S Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 4.4(c). Upon receipt by the Note Registrar, at the applicable Corporate Trust Office, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Note Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Temporary Regulation S Global Note, in a principal amount equal to that of the beneficial interest in such Rule 144A Global Note to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) a certificate in substantially the form set forth in Exhibit B-2 hereto given by the Series 2017-1 Note Owner holding such beneficial interest in such Rule 144A Global Note, the Note Registrar shall instruct the Trustee, as custodian of DTC, to reduce the principal amount of the Rule 144A Global Note, and to increase the principal amount of the Temporary Regulation S Global Note, by the principal amount of the beneficial interest in such Rule 144A Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for Euroclear or Clearstream or both, as the case may be) a beneficial interest in the Temporary Regulation S Global Note having a principal amount equal to the amount by which the principal amount of such Rule 144A Global Note was reduced upon such exchange or transfer.

(d)                                 If a Series 2017-1 Note Owner holding a beneficial interest in a Rule 144A Global Note wishes at any time to exchange its interest in such Rule 144A Global Note for an interest in the Permanent Regulation S Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Permanent Regulation S Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 4.4(d). Upon receipt by the Note Registrar, at the applicable Corporate Trust Office, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Note Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Permanent Regulation S Global Note in a principal amount equal to that of the beneficial interest in such Rule 144A Global Note to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) a certificate in substantially the form of Exhibit B-3 hereto given by the Series 2017-1 Note Owner holding such beneficial interest in such Rule 144A Global Note, the Note Registrar shall instruct the Trustee, as custodian of DTC, to reduce the principal amount of such Rule 144A Global Note, and to increase the principal amount of the Permanent Regulation S Global Note, by the principal amount of the beneficial interest in such Rule 144A Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for Euroclear or Clearstream or both, as the case may be) a beneficial interest in the Permanent Regulation S Global Note having a principal amount equal to the amount by which the principal amount of such Rule 144A Global Note was reduced upon such exchange or transfer.

(e)                                  If a Series 2017-1 Note Owner holding a beneficial interest in a Temporary Regulation S Global Note or a Permanent Regulation S Global Note wishes at any time to exchange its interest in such Temporary Regulation S Global Note or such Permanent Regulation S Global Note for an interest in the Rule 144A Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Rule 144A Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 4.4(e). Upon receipt by the Note Registrar, at the applicable Corporate Trust Office, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Note Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Rule 144A Global Note in a principal amount equal to that of the beneficial interest in such Temporary Regulation S Global Note or such Permanent Regulation S Global Note, as the case may be, to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) with respect to a transfer of a beneficial interest in such Temporary Regulation S Global Note (but not such Permanent Regulation S Global Note), a certificate in substantially the form set forth in Exhibit B-4 hereto given by such Series 2017-1 Note Owner holding such beneficial interest in such Temporary Regulation S Global Note, the Note

Registrar shall instruct the Trustee, as custodian of DTC, to reduce the principal amount of such Temporary Regulation S Global Note or such Permanent Regulation S Global Note, as the case may be, and to increase the principal amount of the Rule 144A Global Note, by the principal amount of the beneficial interest in such Temporary Regulation S Global Note or such Permanent Regulation S Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for DTC) a beneficial interest in the Rule 144A Global Note having a principal amount equal to the amount by which the principal amount of such Temporary Regulation S Global Note or such Permanent Regulation S Global Note, as the case may be, was reduced upon such exchange or transfer.

(f)                                   In the event that a Series 2017-1 Global Note or any portion thereof is exchanged for Series 2017-1 Class A-2 Notes other than Series 2017-1 Global Notes, such other Series 2017-1 Class A-2 Notes may in turn be exchanged (upon transfer or otherwise) for Series 2017-1 Class A-2 Notes that are not Series 2017-1 Global Notes or for a beneficial interest in a Series 2017-1 Global Note (if any is then outstanding) only in accordance with such procedures as may be adopted from time to time by the Co-Issuers and the Note Registrar, which shall be substantially consistent with the provisions of Sections 4.4(a) through (e) and Section 4.4(g) (including the certification requirement intended to ensure that transfers and exchanges of beneficial interests in a Series 2017-1 Global Note comply with Rule 144A or Regulation S under the Securities Act, as the case may be) and any Applicable Procedures.

(g)                                  Until the termination of the Restricted Period with respect to any Series 2017-1 Class A-2 Note, interests in the Temporary Regulation S Global Notes representing such Series 2017-1 Class A-2 Note may be held only through Clearing Agency Participants acting for and on behalf of Euroclear and Clearstream; provided that this Section 4.4(g) shall not prohibit any transfer in accordance with Section 4.4(d). After the expiration of the applicable Restricted Period, interests in the Permanent Regulation S Global Notes may be transferred without requiring any certifications other than those set forth in this Section 4.4.

(h)                                 The Series 2017-1 Class A-2 Notes Rule 144A Global Notes, the Series 2017-1 Class A-2 Notes Temporary Regulation S Global Notes and the Series 2017-1 Class A-2 Notes Permanent Regulation S Global Notes shall bear the following legend:

THE ISSUANCE AND SALE OF THIS SERIES 2017-1 CLASS A-2 NOTE HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND FOCUS BRANDS FUNDING LLC, CARVEL FUNDING LLC AND MCALISTER’S FUNDING LLC (EACH A “CO-ISSUER” AND COLLECTIVELY, THE “CO-ISSUERS”) HAVE NOT BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”).  THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CO-ISSUERS OR AN AFFILIATE THEREOF, (B) IN THE UNITED STATES, TO A PERSON WHO IS NOT A COMPETITOR AND IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT (“RULE 144A”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION OR (C) OUTSIDE THE UNITED STATES, TO A PERSON WHO IS NOT A COMPETITOR AND IS NOT A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE 1933 ACT (“REGULATION S”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION, NONE OF WHICH ARE A U.S. PERSON, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER

REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.

BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT THE CO-ISSUERS OR AN AFFILIATE OF THE CO-ISSUERS) REPRESENTS THAT (A) IT IS NOT A COMPETITOR AND IS (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A OR (Y) NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION, AS APPLICABLE, (B) IT IS NOT A COMPETITOR AND IS ACTING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER PERSON WHICH IS EITHER (X) A QUALIFIED INSTITUTIONAL BUYER OR (Y) NOT A U.S. PERSON, AND IN EACH CASE WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION, (C) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (D) IT UNDERSTANDS THAT THE CO-ISSUERS MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN ITS NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES AND (E) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES.

EACH PERSON (IF NOT THE CO-ISSUERS OR AN AFFILIATE OF THE CO-ISSUERS) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.  EACH PERSON TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A [TEMPORARY REGULATION S GLOBAL NOTE] [RULE 144A GLOBAL NOTE] OR [PERMANENT REGULATION S GLOBAL NOTE] WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO ANY PERSON CAUSING SUCH VIOLATION, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE CO-ISSUERS, THE TRUSTEE OR ANY INTERMEDIARY.

IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS A QUALIFIED INSTITUTIONAL BUYER.  THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS NOT A QUALIFIED INSTITUTIONAL BUYER OR WHO IS A COMPETITOR.

IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR TO HAVE BEEN A “U.S. PERSON” AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS NOT A “U.S. PERSON.”  THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS A “U.S. PERSON” OR WHO IS A COMPETITOR.

BY ACCEPTING THIS NOTE, EACH PURCHASER COVENANTS THAT IT WILL NOT AT ANY TIME PRIOR TO THE DATE WHICH IS ONE (1) YEAR AND ONE (1) DAY AFTER THE PAYMENT IN FULL OF THE LATEST MATURING NOTE, INSTITUTE AGAINST, OR JOIN WITH ANY OTHER PERSON IN INSTITUTING AGAINST, ANY SECURITIZATION ENTITY ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS, UNDER ANY FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW.

(i)                                     The Series 2017-1 Class A-2 Notes Temporary Regulation S Global Notes shall also bear the following legend:

UNTIL FORTY (40) DAYS AFTER THE ORIGINAL ISSUE DATE OF THE NOTES (THE “RESTRICTED PERIOD”) IN CONNECTION WITH THE OFFERING OF THE NOTES IN THE UNITED STATES FROM OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS.  THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS NOTE, ACKNOWLEDGES THAT SUCH HOLDER IS EITHER NOT A “U.S. PERSON” OR THE CO-ISSUERS OR AN AFFILIATE OF THE CO-ISSUERS, AND THAT THIS NOTE HAS NOT BEEN REGISTERED UNDER THE 1933 ACT, AND AGREES FOR THE BENEFIT OF THE CO-ISSUERS THAT THIS NOTE MAY BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO A HOLDER THAT IS NOT A “U.S. PERSON” OR TO THE CO-ISSUERS OR AN AFFILIATE OF THE CO-ISSUERS AND IN COMPLIANCE WITH THE 1933 ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (I) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE 1933 ACT OR (II) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE 1933 ACT.

(j)                                    The Series 2017-1 Global Notes issued in connection with the Series 2017-1 Class A-2 Notes shall also bear the following legend:

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF.  THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.  UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE CO-ISSUERS OR THE NOTE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO.  OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

(k)                                 The required legends set forth above shall not be removed from the applicable Series 2017-1 Class A-2 Notes except as provided herein. The legend required for a Series 2017-1 Class A-2 Notes Rule 144A Global Note may be removed from such Series 2017-1 Class A-2 Notes Rule 144A Global Note if there is delivered to the Co-Issuers and the Note Registrar such satisfactory evidence, which may include an Opinion of Counsel, as may be reasonably required by the Co-Issuers that neither such legend nor the restrictions on transfer set forth therein are required to ensure that transfers of such Series 2017-1 Class A-2 Notes Rule 144A Global Note will not violate the registration requirements of the Securities Act. Upon provision of such satisfactory evidence, the Trustee at the direction of the Co-Issuers (or the Manager, on its behalf), shall authenticate and deliver in exchange for such Series 2017-1 Class A-2 Notes Rule 144A Global Note a Series 2017-1 Class A-2 Note or Series 2017-1 Class A-2 Notes having an equal aggregate principal amount that does not bear such legend. If such a legend required for a Series 2017-1 Class A-2 Notes Rule 144A Global Note has been removed from a Series 2017-1 Class A-2 Note as provided above, no other Series 2017-1 Class A-2 Note issued in exchange for all or any part of such Series 2017-1 Class A-2 Note shall bear such legend, unless the Co-Issuers have reasonable cause to believe that such other Series 2017-1 Class A-2 Note is a “restricted security” within the meaning of Rule 144 under the Securities Act and instructs the Trustee to cause a legend to appear thereon.

Section 4.5                                    Note Owner Representations and Warranties.  Each Person who becomes a Note Owner of a beneficial interest in a Series 2017-1 Note pursuant to the Offering Memorandum will be deemed to represent, warrant and agree on the date such Person acquires any interest in any Series 2017-1 Note as follows:

(a)                                 With respect to any sale of Series 2017-1 Notes pursuant to Rule 144A, it is a QIB pursuant to Rule 144A, and is aware that any sale of Series 2017-1 Notes to it will be made in reliance on Rule 144A.  Its acquisition of Series 2017-1 Notes in any such sale will be for its own account or for the account of another QIB.

(b)                                 With respect to any sale of Series 2017-1 Notes pursuant to Regulation S, at the time the buy order for such Series 2017-1 Notes was originated, it was outside the United States and the offer was made to a Person who is not a U.S. Person, and was not purchasing for the account or benefit of a U.S. Person.

(c)                                  It will, and each account for which it is purchasing will, hold and transfer at least the minimum denomination of Series 2017-1 Notes.

(d)                                 It understands that the Co-Issuers, the Manager and the Servicer may receive a list of participants holding positions in the Series 2017-1 Notes from one or more book-entry depositories.

(e)                                  It understands that the Manager, the Co-Issuers and the Servicer may receive (i) a list of Note Owners that have requested access to the Trustee’s password-protected website or that have voluntarily registered as a Note Owner with the Trustee and (ii) copies of Noteholder confirmations of representations and warranties executed to obtain access to the Trustee’s password-protected website.

(f)                                   It will provide to each person to whom it transfers Series 2017-1 Notes notices of any restrictions on transfer of such Series 2017-1 Notes.

(g)                                  It understands that (i) the Series 2017-1 Notes are being offered in a transaction not involving any public offering in the United States within the meaning of the Securities Act, (ii) the Series 2017-1 Notes have not been registered under the Securities Act, (iii) such Series 2017-1 Notes may be offered, resold, pledged or otherwise transferred only to (a) Persons who are not Competitors and who are QIBs, purchasing for their own account or the account of one or more other Persons, each of which is a QIB, (b) Persons who are not Competitors and who are not “U.S. Persons” in offshore transactions in reliance on Regulation S under the 1933 Act, purchasing for their own account or the account of one or more other Persons, each of which is a non-U.S. Person, or (c) the Co-Issuers or an affiliate of the Co-

Issuers, in each case, in accordance with any applicable securities laws of any state of the United States and any other relevant jurisdiction, and (iv) it will, and each subsequent holder of a Series 2017-1 Note is required to, notify any subsequent purchaser of a Series 2017-1 Note of the resale restrictions set forth in clause (iii) above.

(h)                                 It understands that the certificates evidencing the Rule 144A Global Notes will bear legends substantially similar to those set forth in Sections 4.4(h) and (j).

(i)                                     It understands that the certificates evidencing the Temporary Regulation S Global Notes will bear legends substantially similar to those set forth in Sections 4.4(h) and (j), as applicable.

(j)                                    It understands that the certificates evidencing the Permanent Regulation S Global Notes will bear legends substantially similar to those set forth in Sections 4.4(h) and (j).

(k)                                 It understands that it (and if it is a Plan, its fiduciary) will be deemed to represent and warrant that either (i) it is not acquiring or holding the Series 2017-1 Notes (or any interest therein) with the assets of a Plan or (ii) (A) if it is a Plan that is subject to Title I of ERISA or Section 4975 of the Code, its acquisition and holding of such Series 2017-1 Note (or any interest therein) will not give rise to a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or (B) if it is a Plan that is subject to Similar Law, its acquisition and holding of the Series 2017-1 Note (or interest therein) will not result in a violation of Similar Law.

(l)                                     It understands that any subsequent transfer of the Series 2017-1 Notes or any interest therein is subject to certain restrictions and conditions set forth in the Indenture and it agrees to be bound by, and not to resell, pledge or otherwise transfer the Series 2017-1 Notes or any interest therein except in compliance with, such restrictions and conditions and the Securities Act.

(m)                             It is not a Competitor.

Section 4.6                                    Limitation on Liability.  None of the Co-Issuers, Parent, the Trustee, the Servicer, the Initial Purchasers, any Paying Agent or any of their respective Affiliates shall have any responsibility or liability with respect to (i) any aspects of the records maintained by DTC or its nominee or any of the Agent Members relating to or for payments made thereby on account of beneficial interests in a Rule l44A Global Note or a Regulation S Global Note or (ii) any records maintained by the Noteholder with respect to the beneficial holders thereof or payments made thereby on account of beneficial interests held therein.

ARTICLE V

GENERAL

Section 5.1                                    Information.  On or before each Quarterly Payment Date, the Co-Issuers shall furnish, or cause to be furnished, a Quarterly Noteholders’ Report with respect to the Series 2017-1 Notes to the Trustee, setting forth, inter alia, the following information with respect to such Quarterly Payment Date:

(i)                                     the total amount available to be distributed to Series 2017-1 Noteholders on such Quarterly Payment Date;

(ii)                                  the amount of such distribution allocable to the payment of interest on each Class of the Series 2017-1 Notes;

(iii)                               the amount of such distribution allocable to the payment of principal of each Class of the Series 2017-1 Notes;

(iv)                              the amount of such distribution allocable to the payment of any Series 2017-1 Class A-2 Make-Whole Prepayment Consideration;

(v)                                 the amount of such distribution allocable to the payment of any fees or other amounts due to the Series 2017-1 Class A-1 Noteholders;

(vi)                              whether, to the Actual Knowledge of the Co-Issuers, any Potential Rapid Amortization Event, Rapid Amortization Event, Default, Event of Default, Potential Manager Termination Event or Manager Termination Event has occurred, as of the related Quarterly Calculation Date, any Cash Flow Sweeping Event or Cash Trapping Period is in effect, as of the related Quarterly Calculation Date, or any non-compliance with the Series 2017-1 Class A-2 Non-Amortization Test;

(vii)                           the DSCR for such Quarterly Payment Date and the three Quarterly Payment Dates immediately preceding such Quarterly Payment Date;

(viii)                        the FOCUS Brands Leverage Ratio and the Senior Leverage Ratio as of the last day of the preceding Quarterly Fiscal Period;

(ix)                              the number of Franchised Locations and Company-Owned Locations that are open for business as of the last day of the preceding Quarterly Fiscal Period;

(x)                                 the amount of FOCUS Brands System-Wide Sales as of the preceding Quarterly Fiscal Period; and

(xi)                              the amount on deposit in the Senior Notes Interest Reserve Account (and the availability under any Interest Reserve Letter of Credit relating to the Series 2017-1 Notes) and the amount on deposit, if any, in the Cash Trap Reserve Account, in each case, as of the close of business on the last Business Day of the preceding Quarterly Fiscal Period.

Any Series 2017-1 Noteholder may obtain copies of each Quarterly Noteholders’ Report in accordance with the procedures set forth in Section 4.4 of the Base Indenture.

Section 5.2                                    Exhibits.  The annexes, exhibits and schedules attached hereto and listed on the table of contents hereto supplement the annexes, exhibits and schedules included in the Base Indenture.

Section 5.3                                    Ratification of Base Indenture.  As supplemented by this Series Supplement, the Base Indenture is in all respects ratified and confirmed and the Base Indenture as so supplemented by this Series Supplement shall be read, taken and construed as one and the same instrument.

Section 5.4                                    Notices to Rating Agencies.  The address for any notice or communication by any party to any Rating Agency shall be as set forth in Section 14.1 of the Base Indenture.

Section 5.5                                    Counterparts.  This Series Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

Section 5.6                                    Governing Law.  THIS SERIES SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS

OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

Section 5.7                                    Amendments.  This Series Supplement may not be modified or amended except in accordance with the terms of the Base Indenture.

Section 5.8                                    Termination of Series Supplement.  This Series Supplement shall cease to be of further effect when (i) all Outstanding Series 2017-1 Notes theretofore authenticated and issued have been delivered (other than destroyed, lost, or stolen Series 2017-1 Notes that have been replaced or paid) to the Trustee for cancellation and all Letters of Credit have expired, have been cash collateralized in full pursuant to the terms of the Series 2017-1 Class A-1 Note Purchase Agreement or are deemed to no longer be outstanding in accordance with Section 4.04 of the Series 2017-1 Class A-1 Note Purchase Agreement, (ii) all fees and expenses and other amounts under the Series 2017-1 Class A-1 Note Purchase Agreement have been paid in full and all Series 2017-1 Class A-1 Commitments have been terminated and (iii) the Co-Issuers have paid all sums payable hereunder; provided that any provisions of this Series Supplement required for the Series 2017-1 Final Payment to be made shall survive until the Series 2017-1 Final Payment is paid to the Series 2017-1 Noteholders.

Section 5.9                                    Entire Agreement.  This Series Supplement, together with the exhibits and schedules hereto and the other Indenture Documents, contains a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all previous oral statements and other writings with respect thereto.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Co-Issuers, the Trustee and the Series 2017-1 Securities Intermediary have caused this Series Supplement to be duly executed by its respective duly authorized officer as of the day and year first written above.

FOCUS BRANDS FUNDING LLC,
as Master Issuer

By:	/s/ Michael J. Dixon
Name:	Michael J. Dixon
Title:	Chief Financial Officer

CARVEL FUNDING LLC,
as a Co-Issuer

By:	/s/ Michael J. Dixon
Name:	Michael J. Dixon
Title:	Chief Financial Officer

MCALISTER’S FUNDING LLC,
as a Co-Issuer

By:	/s/ Michael J. Dixon
Name:	Michael J. Dixon
Title:	Chief Financial Officer

FOCUS Brands Supplement to Base Indenture

CITIBANK, N.A., in its capacity as Trustee and as Series 2017-1 Securities Intermediary

By:	/s/ Anthony Bausa
Name:	Anthony Bausa
Title:	Vice President

FOCUS Brands Supplement to Base Indenture

ANNEX A

SERIES 2017-1 SUPPLEMENTAL DEFINITIONS LIST

“30/360 Day Basis” means the accrual of interest calculated on the basis of a 360-day year consisting of twelve 30-day months.

“Acquiring Committed Note Purchaser” has the meaning set forth in Section 9.17(a) of the Series 2017-1 Class A-1 Note Purchase Agreement.

“Acquiring Investor Group” has the meaning set forth in Section 9.17(c) of the Series 2017-1 Class A-1 Note Purchase Agreement.

“Administrative Agent Fees” has the meaning set forth in the Series 2017-1 Class A-1 Notes Fee Letter.

“Advance Request” has the meaning set forth in Section 7.03(d) of the Series 2017-1 Class A-1 Note Purchase Agreement.

“Affected Person” has the meaning set forth in Section 3.05 of the Series 2017-1 Class A-1 Note Purchase Agreement.

“Agent Members” means members of, or participants in, DTC.

“Assignment and Assumption Agreement” has the meaning set forth in Section 9.17(a) of the Series 2017-1 Class A-1 Note Purchase Agreement.

“Base Rate”  means, for purposes of the Series 2017-1 Class A-1 Notes, on any day, a rate per annum equal to the sum of (a) 1.90% plus (b) the greater of (i) the Prime Rate in effect on such day, (ii) the Federal Funds Rate in effect on such day plus 0.50% and (iii) the Eurodollar Funding Rate (Reserve Adjusted) for a Eurodollar Interest Accrual Period with a maturity of one month as in effect on such day plus 1.00%; provided that any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Rate shall be effective as of the opening of business on the effective day of such change in the Prime Rate or the Federal Funds Rate, respectively; provided, further, that changes in any rate of interest calculated by reference to the Base Rate shall take effect simultaneously with each change in the Base Rate.

“Base Rate Advance” means a Series 2017-1 Class A-1 Advance that bears interest at the Base Rate during such time as it bears interest at such rate, as provided in the Series 2017-1 Class A-1 Note Purchase Agreement.

“Breakage Amount” has the meaning set forth in Section 3.06 of the Series 2017-1 Class A-1 Note Purchase Agreement.

“Cede” has the meaning set forth in Section 4.2(b)(i) of the Series 2017-1 Supplement.

“Change of Control” has the meaning ascribed to such term in the Management Agreement.

“Class A-1 Amendment Expenses” means the amounts payable to the Administrative Agent, each initial Funding Agent and each initial Lender Party in connection with any amendments, waivers, consents, supplements or other modifications to the Series 2017-1 Supplement or any other Transaction Document pursuant to Section 9.05(a) of the Series 2017-1 Class A-1 Note Purchase Agreement.

“Class A-1 Extension Fees” means the fees payable pursuant to the Series 2017-1 Class A-1 Notes Fee Letter in connection with the extension of a Commitment Termination Date.

“Class A-1 Indemnities” means all amounts payable pursuant to Section 9.05(b) of the Series 2017-1 Class A-1 Note Purchase Agreement.

“Commercial Paper” means, with respect to any Conduit Investor, the promissory notes issued in the commercial paper market by or for the benefit of such Conduit Investor.

“Commitments” means the obligation of each Committed Note Purchaser included in each Investor Group to fund Series 2017-1 Class A-1 Advances pursuant to Section 2.02(a) of the Series 2017-1 Class A-1 Note Purchase Agreement and to participate in Swingline Loans and Letters of Credit pursuant to Sections 2.06 and 2.08, respectively, of the Series 2017-1 Class A-1 Note Purchase Agreement in an aggregate stated amount up to its Commitment Amount.

“Commitment Amount” means, as to each Committed Note Purchaser, the amount set forth on Schedule I to the Series 2017-1 Class A-1 Note Purchase Agreement opposite such Committed Note Purchaser’s name as its Commitment Amount or, in the case of a Committed Note Purchaser that becomes a party to the Series 2017-1 Class A-1 Note Purchase Agreement pursuant to an Assignment and Assumption Agreement or Investor Group Supplement, the amount set forth therein as such Committed Note Purchaser’s Commitment Amount, in each case, as such amount may be (i) reduced pursuant to Section 2.05 of the Series 2017-1 Class A-1 Note Purchase Agreement or (ii) increased or reduced by any Assignment and Assumption Agreement or Investor Group Supplement entered into by such Committed Note Purchaser in accordance with the terms of the Series 2017-1 Class A-1 Note Purchase Agreement.

“Commitment Percentage” means, on any date of determination, with respect to any Investor Group, the ratio, expressed as a percentage, which such Investor Group’s Maximum Investor Group Principal Amount bears to the Series 2017-1 Class A-1 Notes Maximum Principal Amount on such date.

“Commitment Term” means the period from and including the Series 2017-1 Closing Date to but excluding the earlier of (a) the Commitment Termination Date and (b) the date on which the Commitments are terminated or reduced to zero in accordance with the Series 2017-1 Class A-1 Note Purchase Agreement.

“Commitment Termination Date” means the Series 2017-1 Class A-1 Notes Renewal Date (as such date may be extended pursuant to Section 3.6(b) of the Series 2017-1 Supplement).

“Committed Note Purchasers” has the meaning set forth in the preamble to the Series 2017-1 Class A-1 Note Purchase Agreement.

“Committed Note Purchaser Percentage” means, on any date of determination, with respect to any Committed Note Purchaser in any Investor Group, the ratio, expressed as a percentage, which the Commitment Amount of such Committed Note Purchaser bears to such Investor Group’s Maximum Investor Group Principal Amount on such date.

“Conduit Assignee” means, with respect to any Conduit Investor, any commercial paper conduit, whose Commercial Paper is rated by at least one of the Specified Rating Agencies and is rated at least “A-2” from S&P and/or the equivalent rating of another “nationally-recognized statistical rating organization” registered with the SEC, that is administered by the Funding Agent (or for which the related Program Support Provider provides liquidity support) with respect to such Conduit Investor or any Affiliate of such Funding Agent, in each case, designated by such Funding Agent to accept an assignment from such Conduit Investor of the Investor Group Principal Amount or a portion thereof with respect to such Conduit Investor pursuant to Section 9.17(b) of the Series 2017-1 Class A-1 Note Purchase Agreement.

“Conduit Investors” has the meaning set forth in the preamble to the Series 2017-1 Class A-1 Note Purchase Agreement.

“CP Advance” means a Series 2017-1 Class A-1 Advance that bears interest at the CP Rate during such time as it bears interest at such rate, as provided in the Series 2017-1 Class A-1 Note Purchase Agreement.

“CP Funding Rate” means, with respect to each Conduit Investor, for any day during any Interest Accrual Period, for any portion of the Series 2017-1 Class A-1 Advances funded or maintained through the issuance of Commercial Paper by such Conduit Investor, the per annum rate equivalent to the weighted average cost (as determined by the related Funding Agent, and which shall include (without duplication) the fees and commissions of placement agents and dealers, incremental carrying costs incurred with respect to Commercial Paper maturing on dates other than those on which corresponding funds are received by such Conduit Investor, other borrowings by such Conduit Investor and any other costs associated with the issuance of Commercial Paper) of or related to the issuance of Commercial Paper that are allocated, in whole or in part, by such Conduit Investor or its related Funding Agent to fund or maintain such Series 2017-1 Class A-1 Advances for such Interest Accrual Period (and which may also be allocated in part to the funding of other assets of the Conduit Investor); provided, however, that if any component of any such rate is a discount rate, in calculating the “CP Funding Rate” for such Series 2017-1 Class A-1 Advances for such Interest Accrual Period, the related Funding Agent shall for such component use the rate resulting from converting such discount rate to an interest bearing equivalent rate per annum.

“CP Rate” means, on any day during any Interest Accrual Period, an interest rate per annum equal to the sum of (i) the CP Funding Rate for such Interest Accrual Period plus (ii) 2.90%.

“Daily Commitment Fees Amount” means, for any day, the Undrawn Commitment Fees that accrue for such day.

“Daily Interest Amount” means, for any day during any Interest Accrual Period, the sum of the following amounts:

(i)                                     with respect to any Eurodollar Advance outstanding on such day, the result of (i) the product of (x) the Eurodollar Rate in effect for such Interest Accrual Period and (y) the principal amount of such Series 2017-1 Class A-1 Advance outstanding as of the close of business on such day divided by (ii) 360; plus

(ii)                                  with respect to any Base Rate Advance outstanding on such day, the result of (i) the product of (x) the Base Rate in effect for such day and (y) the principal amount of such Series 2017-1 Class A-1 Advance outstanding as of the close of business on such day divided by (ii) 365 or 366, as applicable; plus

(iii)                               with respect to any CP Advance outstanding on such day, the result of (i) the product of (x) the CP Rate in effect for such Interest Accrual Period and (y) the principal amount of such Series 2017-1 Class A-1 Advance outstanding as of the close of business on such day divided by (ii) 360; plus

(iv)                              with respect to any Swingline Loans or Unreimbursed L/C Drawings outstanding on such day, the result of (i) the product of (x) the Base Rate in effect for such day and (y) the principal amount of such Class A-1 Swingline Loans and Unreimbursed L/C Drawings outstanding as of the close of business on such day divided by (ii) 365 or 366, as applicable; plus

(v)                                 with respect to any Undrawn L/C Face Amounts outstanding on such day, the L/C Quarterly Fees that accrue thereon for such day.

“Daily Post-Renewal Date Additional Interest Amount” means, for any day during any Interest Accrual Period commencing on or after the Series 2017-1 Class A-1 Notes Renewal Date, the sum of (a) the result of (i) the product of (x) the Series 2017-1 Class A-1 Post-Renewal Date Additional Interest Rate and (y) the Series 2017-1 Class A-1 Outstanding Principal Amount (excluding any Base Rate Advances and Undrawn L/C Face Amounts included therein) as of the close of business on such day divided by (ii) 360 and (b) the result of (i) the product of (x) the Series 2017-1 Class A-1 Post-Renewal Date Additional Interest Rate and (y) any Base Rate Advances included in the Series 2017-1 Class A-1 Outstanding Principal Amount as of the close of business on such day divided by (ii) 365 or 366, as applicable.

“Decrease” means a Mandatory Decrease or a Voluntary Decrease, as applicable.

“Defaulting Administrative Agent Event” has the meaning set forth in Section 5.07(b) of the Series 2017-1 Class A-1 Note Purchase Agreement.

“Defaulting Investor” means any Investor that has (a) failed to make a payment required to be made by it under the terms of the Series 2017-1 Class A-1 Note Purchase Agreement within one (1) Business Day of the day such payment is required to be made by such Investor thereunder, (b) notified the Series 2017-1 Class A-1 Funding Administrative Agent in writing that it does not intend to make any payment required to be made by it under the terms of the Series 2017-1 Class A-1 Note Purchase Agreement within one Business Day of the day such payment is required to be made by such Investor thereunder or (c) become the subject of an Event of Bankruptcy.

“Defeased Tranche” has the meaning set forth in Section 3.8(d) of the Series 2017-1 Supplement.

“Definitive Notes” has the meaning set forth in Section 4.2(c) of the Series 2017-1 Supplement.

“DTC” means The Depository Trust Company, and any successor thereto.

“Eligible Conduit Investor” means, at any time, any Conduit Investor whose Commercial Paper at such time is rated by at least one of the Specified Rating Agencies and is rated at least “A-1” from S&P and/or the equivalent rating of another “nationally-recognized statistical rating organization” registered with the SEC.

“Estimated Daily Commitment Fees Amount” means (a) for any day during the first Quarterly Fiscal Period, $5,546.18 and (b) for any day during any other Quarterly Fiscal Period, the average of the Daily Commitment Fees Amounts for each day during the immediately preceding Quarterly Fiscal Period.

“Estimated Daily Interest Amount” means (a) for any day during the first Quarterly Fiscal Period, $27.19 and (b) for any day during any other Quarterly Fiscal Period, the average of the Daily Interest Amounts for each day during the immediately preceding Quarterly Fiscal Period.

“Eurodollar Advance” means a Series 2017-1 Class A-1 Advance that bears interest at the Eurodollar Rate during such time as it bears interest at such rate, as provided in the Series 2017-1 Class A-1 Note Purchase Agreement.

“Eurodollar Business Day” means any Business Day on which dealings are also carried on in the London interbank market and banks are open for business in London.

“Eurodollar Funding Rate” means, for any Eurodollar Interest Accrual Period, the rate per annum determined by the Series 2017-1 Class A-1 Funding Administrative Agent at approximately

11:00 a.m. (London time) on the date that is two Eurodollar Business Days prior to the beginning of such Eurodollar Interest Accrual Period on the page of the Reuters screen which displays the London interbank offered rate administered by ICE Benchmark Administration Limited or any other Person that takes over the administration of such rate for Dollars (such page currently being the LIBOR01 page) for deposits (for delivery on the first day of such Eurodollar Interest Accrual Period) with a term for a period equal to such Eurodollar Interest Accrual Period; provided that, to the extent that an interest rate is not ascertainable pursuant to the foregoing provisions of this definition, the “Eurodollar Funding Rate” shall be the rate (rounded upward, if necessary, to the nearest one hundred-thousandth of a percentage point), determined by the Series 2017-1 Class A-1 Funding Administrative Agent to be the offered rate on such other page or other service which displays the rate per annum for deposits in Dollars (for delivery on the first day of such Eurodollar Interest Accrual Period) with a term equivalent to such Eurodollar Interest Accrual Period offered by participants in the London interbank market, determined as of approximately 11:00 a.m. (London, England time) two Eurodollar Business Days prior to the commencement of such Eurodollar Interest Accrual Period (unless the Series 2017-1 Class A-1 Funding Administrative Agent is unable to obtain such rates from such banks, in which case it will be deemed that a Eurodollar Funding Rate cannot be ascertained for purposes of Section 3.04 of the Series 2017-1 Class A-1 Note Purchase Agreement).  In respect of any Eurodollar Interest Accrual Period that is less than one month in duration and if no Eurodollar Funding Rate is otherwise determinable with respect thereto in accordance with the preceding sentence of this definition, the Eurodollar Funding Rate shall be determined through the use of straight-line interpolation by reference to two rates calculated in accordance with the preceding sentence, one of which shall be determined as if the maturity of the Dollar deposits referred to therein were the period of time for which rates are available next shorter than the Eurodollar Interest Accrual Period and the other of which shall be determined as if such maturity were the period of time for which rates are available next longer than the Eurodollar Interest Accrual Period.  If any such rate determined pursuant to this definition of “Eurodollar Funding Rate” is below zero, the Eurodollar Funding Rate will be deemed to be zero.

“Eurodollar Funding Rate (Reserve Adjusted)” means, for any Eurodollar Interest Accrual Period, an interest rate per annum (rounded upward to the nearest 1/100th of 1%) determined pursuant to the following formula:

Eurodollar Funding Rate	=	Eurodollar Funding Rate

(Reserve Adjusted)		1.00 - Eurodollar Reserve Percentage

The Eurodollar Funding Rate (Reserve Adjusted) for any Eurodollar Interest Accrual Period will be determined by the Series 2017-1 Class A-1 Funding Administrative Agent on the basis of the Eurodollar Reserve Percentage in effect two (2) Eurodollar Business Days before the first day of such Eurodollar Interest Accrual Period.

“Eurodollar Interest Accrual Period” means, with respect to any Eurodollar Advance, the period commencing on and including the Eurodollar Business Day such Series 2017-1 Class A-1 Advance first becomes a Eurodollar Advance in accordance with Section 3.01(b) of the Series 2017-1 Class A-1 Note Purchase Agreement and ending on but excluding, at the election of the Co-Issuers pursuant to such Section 3.01(b), a date (i) one (1) month subsequent to such date, (ii) two (2) months subsequent to such date, (iii) three (3) months subsequent to such date or (iv) six (6) months subsequent to such date; provided, however, that no Eurodollar Interest Accrual Period may end subsequent to the second Business Day before the Quarterly Calculation Date occurring immediately prior to the then-current Series 2017-1 Class A-1 Notes Renewal Date and upon the occurrence and during the continuation of any Rapid Amortization Period or any Event of Default, any Eurodollar Interest Accrual Period with respect to the Eurodollar Advances of all Investor Groups may be terminated at the end of the then-current Eurodollar Interest Accrual Period (or, if the Class A-1 Notes have been accelerated in accordance with Section 9.2 of the Base Indenture, immediately), at the election of the Series 2017-1 Class A-1 Funding Administrative Agent or Investor Groups holding in the aggregate more than 50% of the Eurodollar Tranche, by notice to the Co-

Issuers, the Manager, the Control Party and the Funding Agents, and upon such election the Eurodollar Advances in respect of which interest was calculated by reference to such terminated Eurodollar Interest Accrual Period shall be converted to Base Rate Advances.

“Eurodollar Rate” means, on any day during any Eurodollar Interest Accrual Period, an interest rate per annum equal to the sum of (i) the Eurodollar Funding Rate (Reserve Adjusted) for such Eurodollar Interest Accrual Period plus (ii) 2.90%.

“Eurodollar Reserve Percentage” means, for any Eurodollar Interest Accrual Period, the reserve percentage (expressed as a decimal) equal to the maximum aggregate reserve requirements (including all basic, emergency, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements) specified under regulations issued from time to time by the F.R.S. Board and then applicable to liabilities or assets constituting “Eurocurrency Liabilities,” as currently defined in Regulation D of the F.R.S. Board, having a term approximately equal or comparable to such Eurodollar Interest Accrual Period.

“Eurodollar Tranche” means any portion of the Series 2017-1 Class A-1 Outstanding Principal Amount funded or maintained with Eurodollar Advances.

“FATCA” means (a) Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations thereunder or official interpretations thereof,  (b) any treaty, law, regulation, or other official guidance enacted in any other jurisdiction, or relating to an intergovernmental agreement between the United States and any other jurisdiction with the purpose (in either case) of facilitating the implementation of (a) above, or (c) any agreement pursuant to the implementation of paragraphs (a) or (b) above with the U.S. Internal Revenue Service or any other Governmental Authority in the United States.

“Federal Funds Rate” means, for any specified period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the overnight federal funds rates as published in Federal Reserve Board Statistical Release H.15(519) or any successor or substitute publication selected by the Series 2017-1 Class A-1 Funding Administrative Agent (or, if such day is not a Business Day, for the next preceding Business Day), or if, for any reason, such rate is not available on any day, the rate determined, in the reasonable opinion of the Series 2017-1 Class A-1 Funding Administrative Agent, to be the rate at which overnight federal funds are being offered in the national federal funds market at 9:00 a.m. (New York City time).

“F.R.S. Board” means the Board of Governors of the Federal Reserve System.

“Funding Agent” has the meaning set forth in the preamble to the Series 2017-1 Class A-1 Note Purchase Agreement.

“Increase” has the meaning set forth in Section 2.1(a) of the Series 2017-1 Supplement.

“Increased Capital Costs” has the meaning set forth in Section 3.07 of the Series 2017-1 Class A-1 Note Purchase Agreement.

“Increased Costs” has the meaning set forth in Section 3.05 of the Series 2017-1 Class A-1 Note Purchase Agreement.

“Increased Tax Costs” has the meaning set forth in Section 3.08(b) of the Series 2017-1 Class A-1 Note Purchase Agreement.

“Indemnified Liabilities” has the meaning set forth in Section 9.05(b) of the Series 2017-1 Class A-1 Note Purchase Agreement.

“Indemnified Parties” has the meaning set forth in Section 9.05(b) of the Series 2017-1 Class A-1 Note Purchase Agreement.

“Initial Purchasers” means, collectively, Barclays Capital Inc., Credit Suisse Securities (USA) LLC and Rabo Securities USA Inc.

“Interest Adjustment Amount” means, for any Interest Accrual Period, the result (whether a positive or negative number) of (a) the aggregate of the Daily Interest Amounts for each day in such Interest Accrual Period minus (b) the aggregate of the Estimated Daily Interest Amounts for each day in such Interest Accrual Period.  For purposes of the Base Indenture, the “Interest Adjustment Amount” shall be deemed to be an “Interest Adjustment Amount”.

“Investor” means any one of the Conduit Investors and the Committed Note Purchasers, and “Investors” means the Conduit Investors and the Committed Note Purchasers collectively.

“Investor Group” means (i) for each Conduit Investor, collectively, such Conduit Investor, the related Committed Note Purchaser(s) set forth opposite the name of such Conduit Investor on Schedule I to the Series 2017-1 Class A-1 Note Purchase Agreement (or, if applicable, set forth for such Conduit Investor in the Assignment and Assumption Agreement or Investor Group Supplement pursuant to which such Conduit Investor or Committed Note Purchaser becomes a party thereto), any related Program Support Provider(s) and the related Funding Agent (which shall constitute the Series 2017-1 Class A-1 Noteholder for such Investor Group) and (ii) for each other Committed Note Purchaser that is not related to a Conduit Investor, collectively, such Committed Note Purchaser, any related Program Support Provider(s) and the related Funding Agent (which shall constitute the Series 2017-1 Class A-1 Noteholder for such Investor Group).

“Investor Group Increase Amount” means, with respect to any Investor Group, for any Business Day, the portion of the Increase, if any, actually funded by such Investor Group on such Business Day.

“Investor Group Principal Amount” means, with respect to any Investor Group, (a) when used with respect to the Series 2017-1 Closing Date, an amount equal to (i) such Investor Group’s Commitment Percentage of the Series 2017-1 Class A-1 Initial Advance Principal Amount plus (ii) such Investor Group’s Commitment Percentage of the Series 2017-1 Class A-1 Outstanding Subfacility Amount outstanding on the Series 2017-1 Closing Date, and (b) when used with respect to any other date, an amount equal to (i) the Investor Group Principal Amount with respect to such Investor Group on the immediately preceding Business Day (excluding any Series 2017-1 Class A-1 Outstanding Subfacility Amount included therein) plus (ii) the Investor Group Increase Amount with respect to such Investor Group on such date minus (iii) the amount of principal payments made to such Investor Group on the Series 2017-1 Class A-1 Advance Notes on such date plus (iv) such Investor Group’s Commitment Percentage of the Series 2017-1 Class A-1 Outstanding Subfacility Amount outstanding on such date.

“Investor Group Supplement” has the meaning set forth in Section 9.17(c) of the Series 2017-1 Class A-1 Note Purchase Agreement.

“L/C Commitment” means the obligation of the L/C Provider to provide Letters of Credit pursuant to Section 2.07 of the Series 2017-1 Class A-1 Note Purchase Agreement, in an aggregate Undrawn L/C Face Amount, together with any Unreimbursed L/C Drawings, at any one time outstanding not to exceed $25,000,000, as such amount may be reduced pursuant to Section 2.05(b) or Section 2.07(g) of the Series 2017-1 Class A-1 Note Purchase Agreement.

“L/C Issuing Bank” has the meaning set forth in Section 2.07(h) of the Series 2017-1 Class A-1 Note Purchase Agreement.

“L/C Obligations” means, at any time, an amount equal to the sum of (i) any Undrawn L/C Face Amounts outstanding at such time and (ii) any Unreimbursed L/C Drawings outstanding at such time.

“L/C Other Reimbursement Costs” has the meaning set forth in Section 2.08(a)(ii) of the Series 2017-1 Class A-1 Note Purchase Agreement.

“L/C Provider” means Coöperatieve Rabobank, U.A., New York Branch, in its capacity as provider of any Letter of Credit under the Series 2017-1 Class A-1 Note Purchase Agreement, and its permitted successors and assigns in such capacity.

“L/C Quarterly Fees” has the meaning set forth in Section 2.07(d) of the Series 2017-1 Class A-1 Note Purchase Agreement.

“L/C Reimbursement Amount” has the meaning set forth in Section 2.08(a) of the Series 2017-1 Class A-1 Note Purchase Agreement.

“Lender Party” means any Investor, the Swingline Lender or the L/C Provider and “Lender Parties” means the Investors, the Swingline Lender and the L/C Provider, collectively.

“Letter of Credit” has the meaning set forth in Section 2.07(a) of the Series 2017-1 Class A-1 Note Purchase Agreement.

“Mandatory Decrease” has the meaning set forth in Section 2.2(a) of the Series 2017-1 Supplement.

“Maximum Investor Group Principal Amount” means, as to each Investor Group existing on the Series 2017-1 Closing Date, the amount set forth on Schedule I to the Series 2017-1 Class A-1 Note Purchase Agreement as such Investor Group’s Maximum Investor Group Principal Amount or, in the case of any other Investor Group, the amount set forth as such Investor Group’s Maximum Investor Group Principal Amount in the Assignment and Assumption Agreement or Investor Group Supplement by which the members of such Investor Group become parties to the Series 2017-1 Class A-1 Note Purchase Agreement, in each case, as such amount may be (i) reduced pursuant to Section 2.05 of the Series 2017-1 Class A-1 Note Purchase Agreement or (ii) increased or reduced by any Assignment and Assumption Agreement or Investor Group Supplement entered into by the members of such Investor Group in accordance with the terms of the Series 2017-1 Class A-1 Note Purchase Agreement.

“Non-Excluded Taxes” has the meaning set forth in Section 3.08(a) of the Series 2017-1 Class A-1 Note Purchase Agreement.

“Non-Funding Committed Note Purchaser” has the meaning set forth in Section 2.02(a) of the Series 2017-1 Class A-1 Note Purchase Agreement.

“Offering Memorandum” means the Offering Memorandum for the offering and sale of the Series 2017-1 Class A-2 Notes, dated as of March 21, 2017 prepared by the Co-Issuers.

“Other Class A-1 Transaction Expenses” means all amounts payable pursuant to Section 9.05(a) of the Series 2017-1 Class A-1 Note Purchase Agreement other than Class A-1 Amendment Expenses.

“Outstanding Series 2017-1 Class A-1 Notes” means, with respect to the Series 2017-1 Class A-1 Notes, all Series 2017-1 Class A-1 Notes theretofore authenticated and delivered under the Base Indenture, except:

(i)                                     Series 2017-1 Class A-1 Notes theretofore canceled by the Note Registrar or delivered to the Note Registrar for cancellation, including any such Notes delivered to the Note Registrar by a FOCUS Brands Entity;

(ii)                                  Series 2017-1 Class A-1 Notes, or portions thereof, for whose payment or redemption funds in the necessary amount have been theretofore irrevocably deposited in the Series 2017-1 Class A-1 Distribution Account and are available for payment of such Series 2017-1 Class A-1 Notes and the Commitments with respect to which have terminated; provided that, if such Series 2017-1 Class A-1 Notes or portions thereof are to be redeemed, notice of such redemption has been duly given pursuant to the Indenture or provision therefore reasonably satisfactory to the Trustee has been made;

(iii)                               Series 2017-1 Class A-1 Notes in exchange for, or in lieu of which other Series 2017-1 Class A-1 Notes have been authenticated and delivered pursuant to the Indenture, unless proof reasonably satisfactory to the Trustee is presented that any such Series 2017-1 Class A-1 Notes are held by a holder in due course or a Protected Purchaser; and

(iv)                              Series 2017-1 Class A-1 Notes alleged to have been mutilated, destroyed, lost or stolen for which replacement Series 2017-1 Class A-1 Notes have been issued as provided in the Indenture.

“Outstanding Series 2017-1 Class A-2 Notes” means, with respect to the Series 2017-1 Class A-2 Notes, all Series 2017-1 Class A-2 Notes theretofore authenticated and delivered under the Base Indenture, except:

(i)                                     Series 2017-1 Class A-2 Notes theretofore canceled by the Note Registrar or delivered to the Note Registrar for cancellation, including any such Notes delivered to the Note Registrar by a FOCUS Brands Entity;

(ii)                                  Series 2017-1 Class A-2 Notes, or portions thereof, for whose payment or redemption funds in the necessary amount have been theretofore irrevocably deposited in the Series 2017-1 Class A-2 Distribution Account and are available for payment of such Series 2017-1 Class A-2 Notes; provided that, if such Series 2017-1 Class A-2 Notes or portions thereof are to be redeemed, notice of such redemption has been duly given pursuant to the Indenture or provision therefore reasonably satisfactory to the Trustee has been made;

(iii)                               Series 2017-1 Class A-2 Notes in exchange for, or in lieu of which other Series 2017-1 Class A-2 Notes have been authenticated and delivered pursuant to the Indenture, unless proof reasonably satisfactory to the Trustee is presented that any such Series 2017-1 Class A-2 Notes are held by a holder in due course or a Protected Purchaser;  and

(iv)                              Series 2017-1 Class A-2 Notes alleged to have been mutilated, destroyed, lost or stolen for which replacement Series 2017-1 Class A-2 Notes have been issued as provided in the Indenture;

provided that, (A) in determining whether the Noteholders of the requisite Outstanding Principal Amount have given any request, demand, authorization, direction, notice, consent, waiver or vote under the Indenture, the following Series 2017-1 Class A-2 Notes shall be disregarded and deemed not to be Outstanding:  (x) Series 2017-1 Class A-2 Notes owned by the Securitization Entities or any other obligor upon the Series 2017-1 Class A-2 Notes or any Affiliate of any of them and (y) Series 2017-1 Class A-2 Notes held in any accounts with respect to which the Manager or any Affiliate thereof exercises discretionary voting authority; provided, further, that in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or vote, only

Series 2017-1 Class A-2 Notes as described under clause (x) or (y) above that a Trust Officer actually knows to be so owned shall be so disregarded; and (B) Series 2017-1 Class A-2 Notes owned in the manner indicated in clause (x) or (y) above that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right so to act with respect to such Series 2017-1 Class A-2 Notes and that the pledgee is not a Securitization Entity or any other obligor or the Manager, an Affiliate thereof, or an account for which the Manager or an Affiliate of the Manager exercises discretionary voting authority.

“Outstanding Series 2017-1 Notes” means, collectively, all Outstanding Series 2017-1 Class A-1 Notes and all Outstanding Series 2017-1 Class A-2 Notes.

“Par Call Amount” has the meaning set forth in Section 3.6(e) of the Series 2017-1 Supplement.

“Permanent Regulation S Global Notes” has the meaning set forth in Section 4.2(b)(ii) of the Series 2017-1 Supplement.

“Prepayment Condition Amounts” means, with respect to any Quarterly Payment Date, the following amounts with respect to such Quarterly Payment Date: the Senior Notes Quarterly Interest Amount, the Class A-1 Notes Quarterly Commitment Fees Amount, the Senior Subordinated Notes Quarterly Interest Amount, the Senior Notes Aggregate Scheduled Principal Payments, the aggregate amount of Senior Subordinated Notes Accrued Scheduled Principal Payments Amount for the corresponding Quarterly Fiscal Period, the Subordinated Notes Quarterly Interest Amount, and the aggregate amount of Subordinated Notes Accrued Scheduled Principal Payments Amounts for the corresponding Quarterly Fiscal Period.

“Prepayment Consideration End Date” has the meaning set forth in the definition of Series 2017-1 Class A-2 Make-Whole Prepayment Consideration.

“Prepayment Notice” has the meaning set forth in Section 3.6(g) of the Series 2017-1 Supplement.

“Prepayment Record Date” means, with respect to the date of any Series 2017-1 Prepayment, the last day of the calendar month immediately preceding the date of such Series 2017-1 Prepayment unless such last day is less than ten (10) Business Days prior to the date of such Series 2017-1 Prepayment, in which case the “Prepayment Record Date” will be the last day of the second calendar month immediately preceding the date of such Series 2017-1 Prepayment.

“Program Support Agreement” means, with respect to any Conduit Investor, any agreement entered into by any Program Support Provider in respect of any Commercial Paper and/or Series 2017-1 Class A-1 Note of such Conduit Investor providing for the issuance of one or more letters of credit for the account of such Conduit Investor, the issuance of one or more insurance policies for which such Conduit Investor is obligated to reimburse the applicable Program Support Provider for any drawings thereunder, the sale by such Conduit Investor to any Program Support Provider of the Series 2017-1 Class A-1 Notes (or portions thereof or interests therein) and/or the making of loans and/or other extensions of credit to such Conduit Investor in connection with such Conduit Investor’s securitization program, together with any letter of credit, insurance policy or other instrument issued thereunder or guaranty thereof (but excluding any discretionary advance facility provided by a Committed Note Purchaser).

“Program Support Provider” means, with respect to any Conduit Investor, any financial institutions and any other or additional Person now or hereafter extending credit or having a commitment to extend credit to or for the account of, and/or agreeing to make purchases from, such Investor in respect of such Conduit Investor’s Commercial Paper and/or Series 2017-1 Class A-1 Note, and/or agreeing to issue a letter of credit or insurance policy or other instrument to support any obligations arising under or in connection with such Conduit Investor’s securitization program as it relates to any Commercial Paper issued by such Conduit Investor, and/or holding equity interests in such Investor, in each case pursuant to a Program Support Agreement, and any guarantor of any such Person.

“Qualified Institutional Buyer” or “QIB” means a Person who is a “qualified institutional buyer” as defined in Rule 144A.

“Rating Agencies” means S&P and/or KBRA, as applicable, and any successor or successors thereto.  In the event that at any time the rating agencies rating the Series 2017-1 Notes do not include S&P or KBRA, references to rating categories of such former Rating Agency in the Series 2017-1 Supplement shall be deemed instead to be references to the equivalent categories of such other rating agency as then is rating the Series 2017-1 Notes as of the most recent date on which such other rating agency and such former Rating Agency’s published ratings for the type of security in respect of which such alternative rating agency is used.

“Reference Payment Date” has the meaning set forth in the definition of “Series 2017-1 Class A-2 Non-Amortization Test”.

“Refinancing Prepayment” has the meaning set forth in Section 3.6(e) of the Series 2017-1 Supplement.

“Regulation S” means Regulation S promulgated under the Securities Act.

“Regulation S Global Notes” means, collectively, the Temporary Regulation S Global Notes and the Permanent Regulation S Global Notes.

“Reimbursement Obligation” means the obligation of the Co-Issuers to reimburse the L/C Provider pursuant to Section 2.08 of the Series 2017-1 Class A-1 Note Purchase Agreement for amounts drawn under Letters of Credit.

“Remaining Par Call Amount” means, as of any date of determination and with respect to each Tranche of Series 2017-1 Class A-2 Notes, prior to giving effect to any prepayments of such Tranche made on such date, the difference (not less than zero) between (x) the Par Call Amount allocable to such Tranche of Series 2017-1 Class A-2 Notes and (y) the aggregate principal amount of such Tranche prepaid on any date before such date of determination as optional prepayments and mandatory prepayments due to the distribution of Release Prices and Asset Disposition Proceeds and prepayments made in connection with a Rapid Amortization Event or a Cash Flow Sweeping Event (excluding, for the avoidance of doubt, any Series 2017-1 Class A-2 Notes Scheduled Principal Payments, Series 2017-1 Class A-2 Optional Scheduled Principal Payments, Series 2017-1 Class A-2 Notes Scheduled Principal Payment Deficiency Amounts, mandatory prepayments due to the distribution of Indemnification Amounts or Insurance/Condemnation Proceeds and cancellations of repurchased Series 2017-1 Class A-2 Notes and Refinancing Prepayments).  For the avoidance of doubt, the “Remaining Par Call Amount” with respect to any Refinancing Prepayments shall be deemed to be equal to zero.

“Rule 144A” means Rule 144A promulgated under the Securities Act.

“Rule 144A Global Notes” has the meaning set forth in Section 4.2(b)(i) of the Series 2017-1 Supplement.

“Restricted Period” means, with respect to any Series 2017-1 Class A-2 Notes sold pursuant to Regulation S, the period commencing on such Series 2017-1 Closing Date and ending on the 40th day after the Series 2017-1 Closing Date.

“Sale Notice” has the meaning set forth in Section 9.18(b) of the Series 2017-1 Class A-1 Note Purchase Agreement.

“Series 2017-1 Anticipated Repayment Date” has the meaning set forth in Section 3.6(b) of the Series 2017-1 Supplement.  For purposes of the Base Indenture, the “Series 2017-1 Anticipated Repayment Date” shall be deemed to be an “Anticipated Repayment Date”.

“Series 2017-1 Class A-1 Administrative Agents” means, collectively, Barclays Bank PLC and Coöperatieve Rabobank, U.A., New York Branch, in their capacities as co-administrative agents under the Series 2017-1 Class A-1 Note Purchase Agreement, and their respective permitted successors and assigns in such capacity.  For purposes of the Base Indenture, each of the “Series 2017-1 Class A-1 Administrative Agents” shall be deemed to be a “Class A-1 Administrative Agent”.

“Series 2017-1 Class A-1 Administrative Expenses” means, for any Weekly Allocation Date, the aggregate amount of any Administrative Agent Fees and Class A-1 Amendment Expenses then due and payable and not previously paid and, if the following Quarterly Payment Date is a Series 2017-1 Class A-1 Notes Renewal Date, the amount of any Class A-1 Extension Fees due and payable on such Quarterly Payment Date.   For purposes of the Base Indenture, the “Series 2017-1 Class A-1 Administrative Expenses” shall be deemed to be “Class A-1 Notes Administrative Expenses.”

“Series 2017-1 Class A-1 Advance” has the meaning set forth in the recitals to the Series 2017-1 Class A-1 Note Purchase Agreement.

“Series 2017-1 Class A-1 Advance Notes” has the meaning set forth in “Designation” in the Series 2017-1 Supplement.

“Series 2017-1 Class A-1 Advance Request” has the meaning set forth under “Advance Request” in this Annex A.

“Series 2017-1 Class A-1 Allocated Payment Reduction Amount” has the meaning set forth in Section 2.05(b)(iv) of the Series 2017-1 Class A-1 Note Purchase Agreement.

“Series 2017-1 Class A-1 Breakage Amount” has the meaning set forth under “Breakage Amount” in this Annex A.

“Series 2017-1 Class A-1 Commitments” has the meaning set forth under “Commitments” in this Annex A.

“Series 2017-1 Class A-1 Distribution Account” has the meaning set forth in Section 3.7(a) of the Series 2017-1 Supplement.

“Series 2017-1 Class A-1 Estimated Quarterly Interest Amount” means, with respect to each Quarterly Fiscal Period, an amount equal to the sum of the aggregate of the Estimated Daily Interest Amounts for each day in such Quarterly Fiscal Period. For purposes of the Base Indenture, the “Series 2017-1 Class A-1 Estimated Quarterly Interest Amount” shall be deemed to be a “Senior Notes Estimated Quarterly Interest Amount”.

“Series 2017-1 Class A-1 Excess Principal Event” shall be deemed to have occurred if, on any date, the Series 2017-1 Class A-1 Outstanding Principal Amount exceeds the Series 2017-1 Class A-1 Notes Maximum Principal Amount.

“Series 2017-1 Class A-1 Funding Administrative Agent” means Coöperatieve Rabobank, U.A., New York Branch, in its capacity as a Series 2017-1 Class A-1 Administrative Agent under the Series 2017-1 Class A-1 Note Purchase Agreement, and its permitted successors and assigns in such capacity.

“Series 2017-1 Class A-1 Initial Advance” has the meaning set forth in Section 2.1(a) of the Series 2017-1 Supplement.

“Series 2017-1 Class A-1 Initial Advance Principal Amount” means the aggregate initial outstanding principal amount of the Series 2017-1 Class A-1 Advance Notes corresponding to the aggregate amount of the Series 2017-1 Class A-1 Initial Advances made on the Series 2017-1 Closing Date pursuant to Section 2.1(a) of the Series 2017-1 Supplement, which is $0.

“Series 2017-1 Class A-1 Initial Aggregate Undrawn L/C Face Amount” means the aggregate initial outstanding principal amount of the Series 2017-1 Class A-1 L/C Note of the L/C Provider corresponding to the aggregate Undrawn L/C Face Amounts of the Letters of Credit issued on the Series 2017-1 Closing Date pursuant to Section 2.07 of the Series 2017-1 Class A-1 Note Purchase Agreement, which is $337,500.

“Series 2017-1 Class A-1 Initial Swingline Loan” has the meaning set forth in Section 2.1(b) of the Series 2017-1 Supplement.

“Series 2017-1 Class A-1 Initial Swingline Principal Amount” means the aggregate initial outstanding principal amount of the Series 2017-1 Class A-1 Swingline Notes corresponding to the aggregate amount of the Swingline Loans made on the Series 2017-1 Closing Date pursuant to Section 2.06 of the Series 2017-1 Class A-1 Note Purchase Agreement, which is $0.

“Series 2017-1 Class A-1 L/C Fees” means the L/C Quarterly Fees.  For purposes of the Base Indenture, the Series 2017-1 Class A-1 L/C Fees shall be deemed to be a “Senior Notes Quarterly Interest Amount”.

“Series 2017-1 Class A-1 L/C Notes” has the meaning set forth in “Designation” in the Series 2017-1 Supplement.

“Series 2017-1 Class A-1 L/C Obligations” has the meaning set forth under “L/C Obligations” in this Annex A.

“Series 2017-1 Class A-1 Note Purchase Agreement” means the Series 2017-1 Class A-1 Note Purchase Agreement, dated as of the Series 2017-1 Closing Date, by and among Parent, the Securitization Entities, and the initial purchasers of the Series 2017-1 Class A-1 Notes identified therein, pursuant to which the Series 2017-1 Class A-1 Noteholders have agreed to purchase the Series 2017-1 Class A-1 Notes from the Co-Issuers, subject to the terms and conditions set forth therein, as amended, supplemented or otherwise modified from time to time. For purposes of the Base Indenture, the “Series 2017-1 Class A-1 Note Purchase Agreement” shall be deemed to be a “Class A-1 Note Purchase Agreement.”

“Series 2017-1 Class A-1 Note Rate” means, for any day, (a) with respect to that portion of the Series 2017-1 Class A-1 Outstanding Principal Amount resulting from Series 2017-1 Class A-1 Advances that bear interest on such day at the CP Rate in accordance with Section 3.01 of the Series 2017-1 Class A-1 Note Purchase Agreement, the CP Rate in effect for such day; (b) with respect to that portion of the Series 2017-1 Class A-1 Outstanding Principal Amount resulting from Series 2017-1 Class A-1 Advances that bear interest on such day at the Eurodollar Rate in accordance with Section 3.01 of the Series 2017-1 Class A-1 Note Purchase Agreement, the Eurodollar Rate in effect for the Eurodollar Interest Accrual Period that includes such day; (c) with respect to that portion of the Series 2017-1 Class A-1 Outstanding Principal Amount resulting from Series 2017-1 Class A-1 Advances that bear interest on such day at the Base Rate in accordance with Section 3.01 of the Series 2017-1 Class A-1 Note Purchase

Agreement, the Base Rate in effect for such day; (d) with respect to that portion of the Series 2017-1 Class A-1 Outstanding Principal Amount consisting of Swingline Loans or Unreimbursed L/C Drawings outstanding on such day, the Base Rate in effect for such day; and (e) with respect to any other amounts that any Transaction Document provides is to bear interest by reference to the Series 2017-1 Class A-1 Note Rate, the Base Rate in effect for such day; in each case, computed in accordance with Section 3.01(f) of the Series 2017-1 Class A-1 Note Purchase Agreement; provided, however, that the Series 2017-1 Class A-1 Note Rate will in no event be higher than the maximum rate permitted by applicable law.

“Series 2017-1 Class A-1 Noteholder” means the Person in whose name a Series 2017-1 Class A-1 Note is registered in the Note Register.

“Series 2017-1 Class A-1 Notes” has the meaning set forth in the “Designation” in the Series 2017-1 Supplement.

“Series 2017-1 Class A-1 Notes Estimated Quarterly Commitment Fees” means, with respect to each Quarterly Fiscal Period, an amount equal to the sum of the aggregate of the Estimated Daily Commitment Fees Amounts for each day in such Quarterly Fiscal Period. For purposes of the Base Indenture, “Series 2017-1 Class A-1 Estimated Commitment Fees Amount” shall be deemed to be “Class A-1 Notes Estimated Quarterly Commitment Fees.”

“Series 2017-1 Class A-1 Notes Fee Letter” means the Fee Letter, dated as of the Series 2017-1 Closing Date, by and among the Co-Issuers, the Guarantors, the Manager, the Committed Note Purchasers and the Series 2017-1 Class A-1 Administrative Agents, as the same may be amended, supplemented or otherwise modified from time to time pursuant to the terms thereof.

“Series 2017-1 Class A-1 Notes Maximum Principal Amount” means $200,000,000, as such amount may be reduced pursuant to Section 2.05 of the Series 2017-1 Class A-1 Note Purchase Agreement.

“Series 2017-1 Class A-1 Notes Other Amounts” means, for any Weekly Allocation Date, the aggregate amount of any Breakage Amount, Class A-1 Indemnities, Increased Capital Costs, Increased Costs, Increased Tax Costs, L/C Other Reimbursement Costs and Other Class A-1 Transaction Expenses then due and payable and not previously paid. For purposes of the Base Indenture, the “Series 2017-1 Class A-1 Notes Other Amounts” shall be deemed to be “Class A-1 Notes Other Amounts”.

“Series 2017-1 Class A-1 Notes Quarterly Commitment Fees Amount” means, for any Interest Accrual Period, with respect to all Outstanding Series 2017-1 Class A-1 Notes, the aggregate of the Daily Commitment Fee Amounts for each day in such Interest Accrual Period.  For purposes of the Base Indenture, the “Series 2017-1 Class A-1 Notes Quarterly Commitment Fees Amount” shall be deemed to be a “Class A-1 Notes Quarterly Commitment Fees Amount”

“Series 2017-1 Class A-1 Notes Renewal Date” means the Quarterly Payment Date in April 2022, which date may be extended at such time at the election of the Manager (on behalf of the Co-Issuers) until the Quarterly Payment Date in April 2023, and may be further extended at the election of the Manager (on behalf of the Co-Issuers) on the Quarterly Payment Date in April 2023 until the Quarterly Payment Date in April 2024, in each case pursuant to Section 3.6(b) of the Series Supplement, but in each case without the consent of the Trustee, the Control Party, the Controlling Class Representative, the Series 2017-1 Class A-1 Administrative Agents, the Series 2017-1 Class A-1 Noteholders or any other Secured Party.  For purposes of the Base Indenture, the “Series 2017-1 Class A-1 Notes Renewal Date” shall be deemed to be a “Class A-1 Notes Renewal Date”.

“Series 2017-1 Class A-1 Outstanding Principal Amount” means, when used with respect to any date, an amount equal to (a) the Series 2017-1 Class A-1 Initial Advance Principal Amount, if any, minus (b) the amount of principal payments (whether pursuant to a Decrease, a prepayment, a redemption or otherwise) made on the Series 2017-1 Class A-1 Advance Notes on or prior to such date plus (c) any Increases in the Series 2017-1 Class A-1 Outstanding Principal Amount pursuant to Section 2.1 of the Series 2017-1 Supplement resulting from Series 2017-1 Class A-1 Advances made on or prior to such date and after the Series 2017-1 Closing Date plus (d) any Series 2017-1 Class A-1 Outstanding Subfacility Amount on such date; provided that, at no time may the Series 2017-1 Class A-1 Outstanding Principal Amount exceed the Series 2017-1 Class A-1 Notes Maximum Principal Amount. For purposes of the Base Indenture, the “Series 2017-1 Class A-1 Outstanding Principal Amount” shall be deemed to be an “Outstanding Principal Amount.”

“Series 2017-1 Class A-1 Outstanding Subfacility Amount” means, when used with respect to any date, the aggregate principal amount of any Series 2017-1 Class A-1 Swingline Notes and Series 2017-1 Class A-1 L/C Notes outstanding on such date (after giving effect to Subfacility Increases or Subfacility Decreases therein to occur on such date pursuant to the terms of the Series 2017-1 Class A-1 Note Purchase Agreement or the Series 2017-1 Supplement).

“Series 2017-1 Class A-1 Post-Renewal Date Additional Interest” means, for any Interest Accrual Period commencing on or after the Series 2017-1 Class A-1 Notes Renewal Date, an amount equal to the sum of the aggregate of the Daily Post-Renewal Date Additional Interest Amounts for each day in such Interest Accrual Period.  For purposes of the Base Indenture, Series 2017-1 Class A-1 Post-Renewal Date Additional Interest shall be deemed to be “Senior Notes Quarterly Post-ARD Contingent Additional Interest”.

“Series 2017-1 Class A-1 Post-Renewal Date Additional Interest Rate” has the meaning set forth in Section 3.4(c) of the Series 2017-1 Supplement.

“Series 2017-1 Class A-1 Prepayment” means any prepayment in respect of the Series 2017-1 Class A-1 Notes under Section 3.6(d)(i) or Section 3.6(j).

“Series 2017-1 Class A-1 Quarterly Interest Amount” means, for any Interest Accrual Period, with respect to all Outstanding Series 2017-1 Class A-1 Notes, the aggregate of the Daily Interest Amounts for each day in such Interest Accrual Period.  For purposes of the Base Indenture, the “Series 2017-1 Class A-1 Quarterly Interest Amount” shall be deemed to be a “Senior Notes Quarterly Interest Amount”.

“Series 2017-1 Class A-1 Subfacility Noteholder” means the Person in whose name a Series 2017-1 Class A-1 Swingline Note or Series 2017-1 Class A-1 L/C Note is registered in the Note Register.

“Series 2017-1 Class A-1 Swingline Loan” has the meaning set forth under “Swingline Loan” in this Annex A.

“Series 2017-1 Class A-1 Swingline Notes” has the meaning set forth in “Designation” of the Series 2017-1 Supplement.

“Series 2017-1 Class A-2 Cash Flow Sweeping Percentage” means 30%.  For purposes of the Base Indenture, the “Series 2017-1 Class A-2 Cash Flow Sweeping Percentage” shall be deemed to be an “Cash Flow Sweeping Percentage”

“Series 2017-1 Class A-2 Distribution Account” has the meaning set forth in Section 3.8(a) of the Series 2017-1 Supplement.

“Series 2017-1 Class A-2 Initial Principal Amount” means, with respect to each Tranche of Series 2017-1 Class A-2 Notes, the aggregate initial outstanding principal amount of such Tranche as of the Series 2017-1 Closing Date, which shall be (i) $200,000,000 with respect to the Series 2017-1 Class A-2-I Notes and (ii) $400,000,000 with respect to the Series 2017-1 Class A-2-II Notes.

“Series 2017-1 Class A-2 Make-Whole Prepayment Consideration” means, with respect to each Tranche of Series 2017-1 Class A-2 Notes, the amount (not less than zero) calculated by the Manager on behalf of the Co-Issuers equal to:

(A)(i) the discounted present value as of a date not earlier than the fifth (5th) Business Day prior to the date of any relevant prepayment of such Tranche of the Series 2017-1 Class A-2 Notes (each, a “Series 2017-1 Class A-2 Make-Whole Prepayment Consideration Calculation Date”) of all future installments of interest (excluding any interest required to be paid on the applicable prepayment date) on and principal of such Tranche of the Series 2017-1 Class A-2 Notes that the Co-Issuers would otherwise be required to pay on such Tranche of the Series 2017-1 Class A-2 Notes (or such portion thereof to be prepaid) from the date of such prepayment to and including the Quarterly Payment Date in the Target Month prior to the applicable Series 2017-1 Anticipated Repayment Date (the “Prepayment Consideration End Date”), assuming principal payments are made pursuant to the then-applicable schedule of payments (assuming for this purpose that the Series 2017-1 Class A-2 Non-Amortization Test on each Quarterly Payment Date on and after the date of such prepayment will not be satisfied and giving effect to any ratable reductions in such Tranche of the Series 2017-1 Class A-2 Notes Scheduled Principal Payments Amounts due to optional and mandatory prepayments, including prepayments in connection with a Rapid Amortization Event or a Cash Flow Sweeping Event, and cancellations of repurchased Notes prior to the date of such prepayment and assuming no future prepayments are to be made in connection with a Rapid Amortization Event or a Cash Flow Sweeping Event) and the entire remaining unpaid principal amount of such Tranche the Series 2017-1 Class A-2 Notes or portion thereof is paid on the Prepayment Consideration End Date minus (ii) the Outstanding Principal Amount of such Tranche of Series 2017-1 Class A-2 Notes (or portion thereof) being prepaid; multiplied by:

(B) a fraction not less than zero the numerator of which is (x) the Outstanding Principal Amount of such Tranche of the  Series 2017-1 Class A-2 Notes (or portion thereof) being prepaid minus (y) any Remaining Par Call Amount allocable to such Tranche of the Series 2017-1 Class A-2 Notes and the denominator of which is the Outstanding Principal Amount of such Tranche of the Series 2017-1 Class A-2 Notes (or portion thereof) being prepaid.

For purposes of the calculation of the discounted present value in clause (A)(i) above, such present value will be determined by the Manager using a discount rate equal to the sum of (x) the yield to maturity (adjusted to a quarterly bond-equivalent basis), on the Series 2017-1 Class A-2 Make-Whole Prepayment Consideration Calculation Date, of the United States Treasury Security having a maturity closest to the related Prepayment Consideration End Date plus (y) 0.50%.  For purposes of the Base Indenture, “Series 2017-1 Class A-2 Make-Whole Prepayment Consideration” shall be deemed to be a “Prepayment Consideration”.

“Series 2017-1 Class A-2 Make-Whole Prepayment Consideration Calculation Date” has the meaning set forth in the definition of “Series 2017-1 Class A-2 Make-Whole Prepayment Consideration”.

“Series 2017-1 Class A-2 Non-Amortization Test” means a test that will be satisfied on any Quarterly Payment Date (the “Reference Payment Date”) up to and including the applicable Series 2017-1 Anticipated Repayment Date only if (x) both the FOCUS Brands Leverage Ratio and the Senior Leverage Ratio are each less than or equal to 5.00:1.00 as calculated on the immediately preceding Quarterly Calculation Date and (y) no Rapid Amortization Event has occurred and is continuing.  For purposes of the Base Indenture, the “Series 2017-1 Class A-2 Non-Amortization Test” shall be deemed to be a “Series Non-Amortization Test”.

“Series 2017-1 Class A-2 Noteholder” means the Person in whose name a Series 2017-1 Class A-2 Note is registered in the Note Register.

“Series 2017-1 Class A-2 Note Purchase Agreement” means the Purchase Agreement, dated as of the Series 2017-1 Closing Date, by and among Barclays Capital Inc., on behalf of itself and as representative of the Initial Purchasers, the Co-Issuers, the Guarantors, and Parent, as amended, supplemented or otherwise modified from time to time.

“Series 2017-1 Class A-2 Note Rate” means (a) with respect to the Series 2017-1 Class A-2-I Notes, 3.857% per annum and (b) with respect to the Series 2017-1 Class A-2-II Notes, 5.093% per annum.

“Series 2017-1 Class A-2 Notes” has the meaning specified in the “Designation” of the Series 2017-1 Supplement.

“Series 2017-1 Class A-2 Notes Scheduled Principal Payment” means each payment of Series 2017-1 Class A-2 Notes Scheduled Principal Payments Amounts.

“Series 2017-1 Class A-2 Notes Scheduled Principal Payment Deficiency Amount” means, with respect to any Quarterly Payment Date, the amount, if positive, equal to the difference between (i) the Series 2017-1 Class A-2 Notes Scheduled Principal Payments Amount due and payable, if any, on such Quarterly Payment Date plus any Series 2017-1 Class A-2 Notes Scheduled Principal Payments Amounts due but unpaid from any previous Quarterly Payment Dates and (ii) the amount of funds on deposit in the Senior Notes Principal Payment Account with respect to such amounts set forth in clause (i).

“Series 2017-1 Class A-2 Notes Scheduled Principal Payments Amount” means, with respect to any Quarterly Payment Date, based on 1.00% scheduled annual amortization, the amount equal to 0.25% of the Outstanding Principal Amount of each Tranche of Series 2017-1 Class A-2 Notes on the Closing Date; provided that (i) amounts paid to the Series 2017-1 Class A-2 Noteholders in respect of the Series 2017-1 Class A-2 Outstanding Principal Amount (x) in respect of amounts allocated pursuant to priority (i)(E) of the Priority of Payments and (y) as optional prepayments pursuant to Section 3.6(f) and (ii) Series 2017-1 Class A-2 Notes that are cancelled pursuant to Section 2.14 of the Base Indenture, shall in each case reduce all remaining Series 2017-1 Class A-2 Notes Scheduled Principal Payments Amounts prior to the applicable Series 2017-1 Anticipated Repayment Date ratably, based on the Outstanding Principal Amount of such payment or cancelled Series 2017-1 Class A-2 Notes relative to the Outstanding Principal Amount of the applicable Tranche(s) of Series 2017-1 Class A-2 Notes immediately prior to such payment or cancellation.  For purposes of the Base Indenture, the “Series 2017-1 Class A-2 Notes Scheduled Principal Payments Amounts” shall be deemed to be “Scheduled Principal Payments”.

“Series 2017-1 Class A-2 Optional Scheduled Principal Payment” means any payment of principal made, to the extent the Series 2017-1 Class A-2 Non-Amortization Test is satisfied for any Quarterly Payment Date, solely at the election of the Co-Issuers, in an amount not to exceed the Series 2017-1 Class A-2 Notes Scheduled Principal Payments Amount that would otherwise be due on such Quarterly Payment Date if the Series 2017-1 Class A-2 Non-Amortization Test was not satisfied.

“Series 2017-1 Class A-2 Outstanding Principal Amount” means, with respect to each Tranche of Series 2017-1 Class A-2 Notes on any date, an amount equal to (a) the Series 2017-1 Class A-2 Initial Principal Amount, minus (b) the aggregate amount of principal payments (whether pursuant to the payment of Series 2017-1 Class A-2 Notes Scheduled Principal Payments Amounts, a prepayment, a purchase and cancellation, a redemption or otherwise) made to Series 2017-1 Class A-2 Noteholders with respect to such Tranche of Series 2017-1 Class A-2 Notes on or prior to such date. For purposes of the Base Indenture, the “Series 2017-1 Class A-2 Outstanding Principal Amount” shall be deemed to be an “Outstanding Principal Amount.”

“Series 2017-1 Class A-2 Prepayment” has the meaning set forth in Section 3.6(e) of the Series 2017-1 Supplement.

“Series 2017-1 Class A-2 Quarterly Interest Amount” means, with respect to each Tranche of Series 2017-1 Class A-2 Notes for each Interest Accrual Period, an amount equal to the sum of (a) the accrued interest at the Series 2017-1 Class A-2 Note Rate on the Outstanding Principal Amount of such Tranche of the Series 2017-1 Class A-2 Notes (as of the first day of the related Interest Accrual Period after giving effect to all payments of principal (if any) made to such Series 2017-1 Class A-2 Noteholders as of such day and also giving effect to repurchases and cancellations of Series 2017-1 Class A-2 Notes during such Interest Accrual Period), calculated on a 30/360 Day Basis, and (b) the amount of any accrued and unpaid interest Series 2017-1 Class A-2 Quarterly Interest Amount with respect to such Tranche from any preceding Interest Accrual Periods.  For purposes of the Base Indenture, “Series 2017-1 Class A-2 Quarterly Interest Amount” shall be deemed to be a “Senior Notes Estimated Quarterly Interest Amount” and a “Senior Notes Quarterly Interest Amount.”

“Series 2017-1 Class A-2 Quarterly Post-ARD Contingent Additional Interest” has the meaning set forth in Section 3.5(b)(i) of the Series 2017-1 Supplement.  For purposes of the Base Indenture, Series 2017-1 Class A-2 Quarterly Post-ARD Contingent Additional Interest shall be deemed to be “Senior Notes Quarterly Post-ARD Contingent Additional Interest”.

“Series 2017-1 Class A-2 Quarterly Post-ARD Contingent Additional Interest Rate” has the meaning set forth in Section 3.5(b)(i) of the Series 2017-1 Supplement.

“Series 2017-1 Class A-2-I Notes” has the meaning specified in the “Designation” of the Series 2017-1 Supplement.

“Series 2017-1 Class A-2-II Notes” has the meaning specified in the “Designation” of the Series 2017-1 Supplement.

“Series 2017-1 Closing Date” means the Closing Date.

“Series 2017-1 Distribution Accounts” means, collectively, the Series 2017-1 Class A-1 Distribution Account and the Series 2017-1 Class A-2 Distribution Account.

“Series 2017-1 Extension Elections” means, collectively, the Series 2017-1 First Extension Election and the Series 2017-1 Second Extension Election.

“Series 2017-1 Final Payment” means the payment of all accrued and unpaid interest on and principal of all Outstanding Series 2017-1 Notes, the expiration or cash collateralization in accordance with the terms of the Series 2017-1 Class A-1 Note Purchase Agreement of all Undrawn L/C Face Amounts (after giving effect to the provisions of Section 4.04 of the Series 2017-1 Class A-1 Note Purchase Agreement), the payment of all fees and expenses and other amounts then due and payable under the Series 2017-1 Class A-1 Note Purchase Agreement and the termination in full of all Series 2017-1 Class A-1 Commitments.

“Series 2017-1 Final Payment Date” means the date on which the Series 2017-1 Final Payment is made.

“Series 2017-1 First Extension Election” has the meaning set forth in Section 3.6(b)(i) of the Series 2017-1 Supplement.

“Series 2017-1 Global Notes” means, collectively, the Regulation S Global Notes and the Rule 144A Global Notes.

“Series 2017-1 Ineligible Account” has the meaning set forth in Section 3.11 of the Series 2017-1 Supplement.

“Series 2017-1 Legal Final Maturity Date” means the Quarterly Payment Date occurring in April 2047.  For purposes of the Base Indenture, the “Series 2017-1 Legal Final Maturity Date” shall be deemed to be a “Series Legal Final Maturity Date”.

“Series 2017-1 Noteholders” means, collectively, the Series 2017-1 Class A-1 Noteholders and the Series 2017-1 Class A-2 Noteholders.

“Series 2017-1 Note Owner” means, with respect to a Series 2017-1 Note that is a Book-Entry Note, the Person who is the beneficial owner of such Book-Entry Note, as reflected on the books of the Clearing Agency that holds such Book-Entry Note, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

“Series 2017-1 Notes” means, collectively, the Series 2017-1 Class A-1 Notes and the Series 2017-1 Class A-2 Notes.

“Series 2017-1 Outstanding Principal Amount”  means, with respect to any date, the sum of the Series 2017-1 Class A-1 Outstanding Principal Amount plus the Series 2017-1 Class A-2 Outstanding Principal Amount.

“Series 2017-1 Prepayment” means a Series 2017-1 Class A-1 Prepayment or a Series 2017-1 Class A-2 Prepayment, as applicable.

“Series 2017-1 Prepayment Amount” means the aggregate principal amount of the applicable Class of Notes to be prepaid on any Series 2017-1 Prepayment Date, together with all accrued and unpaid interest thereon to such date.

“Series 2017-1 Prepayment Date” means the date on which any Series 2017-1 Class A-1 Prepayment or Series 2017-1 Class A-2 Prepayment is made, which shall be, with respect to any Series 2017-1 Prepayment pursuant to Section 3.6(f), the date specified as such in the applicable Prepayment Notice and, with respect to any Series 2017-1 Prepayment made during a Rapid Amortization Period pursuant to Section 3.6(d)(i) or pursuant to Section 3.6(j), the immediately succeeding Quarterly Payment Date.

“Series 2017-1 Second Extension Election” has the meaning set forth in Section 3.6(b)(ii) of the Series 2017-1 Supplement.

“Series 2017-1 Securities Intermediary” has the meaning set forth in Section 3.9(a) of the Series 2017-1 Supplement.

“Series 2017-1 Senior Notes” means, collectively, the Series 2017-1 Class A-1 Notes and the Series 2017-1 Class A-2 Notes.

“Series 2017-1 Supplement” means the Series 2017-1 Supplement, dated as of the Series 2017-1 Closing Date, by and among the Co-Issuers, the Trustee and the Series 2017-1 Securities Intermediary, as amended, supplemented or otherwise modified from time to time.

“Similar Law” means any federal, state, local, or non-U.S. law that is substantially similar to the provisions of Section 406 of ERISA or Section 4975 of the Code.

“Specified Rating Agencies” means S&P and KBRA.

“STAMP” has the meaning set forth in Section 4.3(a) of the Series 2017-1 Supplement.

“Subfacility Decrease” has the meaning set forth in Section 2.2(d) of the Series 2017-1 Supplement.

“Subfacility Increase” has the meaning set forth in Section 2.1(b) of the Series 2017-1 Supplement.

“Swingline Commitment” means the obligation of the Swingline Lender to make Swingline Loans pursuant to Section 2.06 of the Series 2017-1 Class A-1 Note Purchase Agreement in an aggregate principal amount at any one time outstanding not to exceed $25,000,000, as such amount may be reduced or increased pursuant to Section 2.06(i) of the Series 2017-1 Class A-1 Note Purchase Agreement or reduced pursuant to Section 2.05(b) of the Series 2017-1 Class A-1 Note Purchase Agreement.

“Swingline Lender” means Coöperatieve Rabobank, U.A., New York Branch, in its capacity as maker of Swingline Loans, and its permitted successors and assigns in such capacity.

“Swingline Loan Request” has the meaning set forth in Section 2.06(b) of the Series 2017-1 Class A-1 Note Purchase Agreement.

“Swingline Loans” has the meaning set forth in Section 2.06(a) of the Series 2017-1 Class A-1 Note Purchase Agreement.

“Swingline Participation Amount” has the meaning set forth in Section 2.06(f) of the Series 2017-1 Class A-1 Note Purchase Agreement.

“Target Month” means, in respect of the Series 2017-1 Class A-2-I Notes, April 2020 and, in respect of the Series 2017-1 Class A-2-II Notes, October 2024.

“Temporary Regulation S Global Notes” has the meaning set forth in Section 4.2(b) of the Series 2017-1 Supplement.

“Undrawn Commitment Fees” has the meaning set forth in Section 3.02 of the Series 2017-1 Class A-1 Note Purchase Agreement.

“Undrawn L/C Face Amounts” means, at any time, the aggregate then undrawn and unexpired face amount of any Letters of Credit outstanding at such time.

“Unreimbursed L/C Drawings” means, at any time, the aggregate amount of any L/C Reimbursement Amounts that have not then been reimbursed pursuant to Section 2.08 of the Series 2017-1 Class A-1 Note Purchase Agreement.

“U.S. Person” has the meaning set forth in Section 4.2(a) of the Series 2017-1 Supplement.

“Voluntary Decrease” has the meaning set forth in Section 2.2(b) of the Series 2017-1 Supplement.